ABN AMRO FUNDS
(FORMERLY, THE "REMBRANDT FUNDS")
COMMON SHARES -- A NO-LOAD CLASS
APRIL 30, 1998
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP GROWTH FUND          . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
 . REAL ESTATE FUND               . GOVERNMENT MONEY MARKET FUND

                                 . MONEY MARKET FUND
Balanced Fund                    . TAX-EXEMPT MONEY MARKET FUND

 . BALANCED FUND
--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information ("SAI") dated April 30, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The SAI is incorporated into this Prospectus by reference.

Common Shares of the ABN AMRO Funds (formerly, the "Rembrandt Funds") (the "Trust") are offered to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms.

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

-------------------------------------------------------------------------------


                                   TABLE OF
                                   CONTENTS

  Fund Highlights.......................................................   2
  Portfolio Expenses....................................................   5
  Financial Highlights..................................................   7
  Your Account and Doing Business with Us...............................  11
  Investment Objectives and Policies....................................  16
  General Investment Policies...........................................  26
  Certain Risk Factors..................................................  28
  Investment Limitations................................................  30
  The Advisor...........................................................  31
  The Sub-Advisor.......................................................  33
  The Administrator.....................................................  34
  The Transfer Agent....................................................  34
  The Distributor.......................................................  34
  Performance...........................................................  35
  Taxes.................................................................  36
  Additional Information About Doing Business with Us...................  39
  General Information...................................................  40
  Description of Permitted Investments and Risk Factors.................  42

--------------------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS ____________________________________________________
This Prospectus gives you information that you should know about the ABN AMRO Funds before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points.

FUND HIGHLIGHTS ________________________________________________________________
The following summary provides basic information about the Common Shares of the following Funds: Value Fund, Growth Fund, Small Cap Growth Fund (formerly, the "Small Cap Fund"), International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope and Limited Volatility Fixed Income Funds currently are not offering their shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the SAI.

INVESTMENT OBJECTIVES    Below are the investment objectives and some basic
AND POLICIES             investment policies of each Fund. For more information,
                         see "Investment Objectives and Policies," "General
                         Investment Policies" and "Description of Permitted
                         Investments and Risk Factors."

EQUITY AND               The Growth Fund and Small Cap Growth Fund each
BALANCED FUNDS           seek a high level of total return primarily through
                         capital appreciation.
                             The Value Fund, International Equity Fund and
                         TransEurope Fund each seek a high level of total return through capital appreciation and current income.
                             The Asian Tigers Fund seeks to achieve capital
                         appreciation through investments within the economies of the Far East, with the exception of Japan.
                             The Latin America Equity Fund seeks long-term
                         capital appreciation.
                             The Real Estate Fund seeks a high level of total
                         return, primarily through investments in the equity securities of companies principally engaged in, or related to, the real estate industry.
                             The Balanced Fund seeks to obtain a favorable
                         total rate of return through current income and capital appreciation consistent with the preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation, by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, by investing in a portfolio consisting of primarily short- and intermediate-term U.S. Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income, by investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The International Fixed Income Fund seeks a high level of
                  total return, relative to funds with like objectives, measured in U.S. dollar terms, from income and capital appreciation, by investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, by investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund each seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. See "General Investment Policies,"
                  "Risk Factors" and "Description of Permitted Investments and
                  Risk Factors" in this Prospectus, and the SAI.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the "Advisor,"
PROFILE           formerly, LaSalle Street Capital Management, Ltd.), 208
                  South LaSalle Street, Chicago, Illinois 60604-1003, serves as the Advisor to the Funds. ABN AMRO-NSM International
                  Funds Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity
                  Fund and International Fixed Income Fund. First Data
                  Investor Services Group, Inc. (the "Administrator") serves as the Administrator and shareholder servicing agent of the Trust, as well as transfer agent ("Transfer Agent") and dividend disbursing agent for the Trust. First Data
                  Distributors, Inc., an affiliate of the Administrator (the
                  "Distributor"), serves as distributor of the Trust's shares.
                  See "The Advisor," "The Sub-Advisor," "The Administrator,"
                  "The Transfer Agent" and "The Distributor."

YOUR ACCOUNT      You may open a Common Shares account with a minimum
AND DOING         investment of $2,000 per Fund and make additional
BUSINESS WITH     investments with as little as $100. A Common Shares account
US                may be opened by contacting the Transfer Agent or your
                  financial intermediary. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of net capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of net capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any net capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/
SERVICE           For more information, call 1-800-443-4725, or contact your
CONTACTS          financial intermediary.

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in COMMON SHARES. Annual operating expenses are based on expenses incurred during the fiscal year ended December 31, 1997, unless otherwise stated.

SHAREHOLDER TRANSACTION EXPENSES(1) (As a percentage of offering price)
--------------------------------------------------------------------------------

                                            ALL
                                           FUNDS
                                           -----
Maximum Sales Charge Imposed on Purchases  None
Redemption Fee(2)                          None
------------------------------------------------

(1) Certain financial intermediaries may impose account fees or other charges. An IRA Account may be charged separate account fees by its custodian.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                                    EQUITY/BALANCED FUNDS
                                                    ---------------------
                                         SMALL    INT'L  TRANS  ASIAN  LATIN AMERICA  REAL
                          VALUE GROWTH CAP GROWTH EQUITY EUROPE TIGERS    EQUITY     ESTATE BALANCED
                          ----- ------ ---------- ------ ------ ------ ------------- ------ --------
Advisory Fees (after fee
 waivers)(1)               .80%  .80%     .80%    1.00%  1.00%  1.00%      1.00%      .70%    .70%
12b-1 Fees                 None  None     None     None   None   None       None      None    None
Other Expenses (after
 fee waivers)(2)           .22%  .24%     .30%     .37%   .54%   .61%       .58%      .63%    .28%
----------------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)   1.02% 1.04%    1.10%    1.37%  1.54%  1.61%      1.58%     1.33%    .98%
----------------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from the Real Estate Fund. The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Advisory Fees" for the Fund would be 1.00%.
(2) Absent fee waivers, "Other Expenses" for the Real Estate Fund are estimated to be 1.67%. "Other Expenses" have been restated to reflect current fees and fee waivers. "Other Expenses" for the TransEurope Fund are based on estimated amounts for the current fiscal year.
(3) Absent waivers described above, "Total Operating Expenses" for the Real Estate Fund would be 2.67%.


--------------------------------------------------------------------------------

                                                 FIXED INCOME FUNDS
                                                 ------------------
                                       INTERMEDIATE                              LIMITED
                                        GOVERNMENT   TAX-EXEMPT  INTERNATIONAL  VOLATILITY
                          FIXED INCOME FIXED INCOME FIXED INCOME FIXED INCOME  FIXED INCOME
                          ------------ ------------ ------------ ------------- ------------
Advisory Fees
 (after fee waivers)(1)       .50%         .50%         .48%          .80%         .50%
12b-1 Fees                    None         None         None          None         None
Other Expenses (after
 fee waivers)(2)              .19%         .25%         .28%          .49%         .24%
-------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)       .69%         .75%         .76%         1.29%         .74%
-------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Advisory Fees" for each Fund would be .60%. See "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from each Fund (except the Limited Volatility Fixed Income Fund). The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Other Expenses" for the Funds would be: Fixed Income Fund--.24%, Intermediate Government Fixed Income Fund--.30%, Tax-Exempt Fixed Income Fund--.33% and International Fixed Income Fund--.54%. "Other Expenses" for the Limited Volatility Fixed Income Fund are based on estimated amounts for the current fiscal year. "Other Expenses" have been restated to reflect current fees and fee waivers.
(3) Absent waivers described above, "Total Operating Expenses" for the Funds would be: Fixed Income Fund--.84%, Intermediate Government Fixed Income Fund--.90%, Tax-Exempt Fixed Income Fund--.93%, International Fixed Income--1.34% and Limited Volatility Fixed Income Fund--.84%. These fee waivers are voluntary and may be discontinued at any time.

--------------------------------------------------------------------------------

                                                MONEY MARKET FUNDS
                                                ------------------
                                       TREASURY GOVERNMENT        TAX-EXEMPT
                                        MONEY     MONEY    MONEY    MONEY
                                        MARKET    MARKET   MARKET   MARKET
                                       -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)     .20%      .20%     .20%     .19%
12b-1 Fees                               None      None     None     None
Other Expenses (after fee waivers)(2)    .17%      .14%     .13%     .14%
----------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                             .37%      .34%     .33%     .33%
----------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Money Market Fund (except the Government Money Market Fund). The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Advisory Fees" would be: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. See "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fees from each Money Market Fund. The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Other Expenses" for the Funds would be: Treasury Money Market Fund--.25%, Government Money Market Fund--.22%, Money Market Fund-- .21% and Tax-Exempt Money Market Fund--.22%. "Other Expenses" have been restated to reflect current fees and fee waivers.
(3) Absent waivers described above, "Total Operating Expenses" for the Funds would be: Treasury Money Market Fund--.60%, Government Money Market Fund-- .42%, Money Market Fund--.56% and Tax-Exempt Money Market Fund--.57%. These fee waivers are voluntary and may be discontinued at any time.

EXAMPLE
--------------------------------------------------------------------------------

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
An investor would pay the following expenses on
a $1,000 investment assuming (1) 5% annual
return and (2) redemption at the end of each
time period:
  Value Fund                                      $10   $32    $56    $125
  Growth Fund                                      11    33     57     127
  Small Cap Growth Fund                            11    35     61     134
  International Equity Fund                        14    43     75     165
  TransEurope Fund                                 16    49     --      --
  Asian Tigers Fund                                16    51     88     191
  Latin America Equity Fund                        16    50     86     188
  Real Estate Fund                                 14    42     --      --
  Balanced Fund                                    10    31     54     120
  Fixed Income Fund                                 7    22     38      86
  Intermediate Government Fixed Income Fund         8    24     42      93
  Tax-Exempt Fixed Income Fund                      8    24     42      94
  International Fixed Income Fund                  13    41     71     156
  Limited Volatility Fixed Income Fund              8    24     --      --
  Treasury Money Market Fund                        4    12     21      47
  Government Money Market Fund                      3    11     19      43
  Money Market Fund                                 3    11     19      42
  Tax-Exempt Money Market Fund                      3    11     19      42
----------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES, EXCEPT FOR THE TRANSEUROPE FUND, REAL ESTATE FUND AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in Common Shares of the Funds. If you purchase shares through a financial intermediary, you may be charged separate fees by the financial intermediary. An IRA Account may be charged separate fees by its custodian. See "The Advisor" and "The Administrator."

FINANCIAL HIGHLIGHTS ___________________________________________________________
The following information has been audited by Ernst & Young LLP, the Trust's independent auditors, as indicated in their report dated January 30, 1998 on the Trust's financial statements as of December 31, 1997. The Trust's financial statements and the auditors report thereon are included in the Trust's 1997 Annual Report to Shareholders and incorporated by reference to the Trust's SAI under "Financial Statements." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1997, the TransEurope Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR A COMMON SHARE* OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                        Ratio of   Ratio of
                               Realized                                                                   Net      Expenses
                                 and                                  Net                     Ratio of Investment     to
              Net      Net    Unrealized            Distri-          Asset             Net    Expenses   Income    Average
             Asset   Invest-    Gains    Dividends  butions  Contri- Value            Assets     to    (Loss) to     Net
             Value    ment     (Losses)   from Net   from    bution   End             End of  Average   Average     Assets
           Beginning Income/      on     Investment Capital    of      of   Total     Period    Net       Net     (Excluding
           of Period (Loss)   Securities   Income    Gains   Capital Period Return    (000)    Assets    Assets    Waivers)
----------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1997       $13.24   $ 0.24     $ 3.75     $(0.24)  $(0.48)   $0.00  $16.51  30.49 % $220,618   1.01%     1.57 %     1.01%
 1996        12.26     0.29       2.18      (0.29)   (1.20)    0.00   13.24  20.43    164,710   1.03      2.19       1.03
 1995         9.79     0.34       2.74      (0.35)   (0.26)    0.00   12.26  32.02    131,243   1.05      3.07       1.05
 1994        10.30     0.35      (0.35)     (0.34)   (0.17)    0.00    9.79   0.00     61,557   1.06      3.45       1.06
 1993(1)     10.00     0.28       0.38      (0.28)   (0.08)    0.00   10.30   6.73     54,340   1.10      2.85       1.10
 GROWTH FUND
 -----------
 1997       $13.06   $ 0.12     $ 2.97     $(0.12)  $(1.46)   $0.00  $14.57  23.98 % $132,649   1.02%     0.79 %     1.02%
 1996        11.61     0.17       2.31      (0.17)   (0.86)    0.00   13.06  21.69     95,215   1.02      1.36       1.02
 1995         9.73     0.16       2.88      (0.16)   (1.00)    0.00   11.61  31.60     78,216   1.02      1.37       1.02
 1994        10.21     0.16      (0.36)     (0.16)   (0.12)    0.00    9.73  (2.05)    82,710   1.02      1.58       1.03
 1993(1)     10.00     0.17       0.33      (0.17)   (0.12)    0.00   10.21   5.07     98,581   1.06      1.70       1.07
 SMALL CAP GROWTH FUND#
 ----------------------
 1997       $13.03   $(0.09)    $ 2.07     $ 0.00   $(1.63)   $0.00  $13.38  15.89 % $ 41,945   1.04%    (0.72)%     1.04%
 1996        12.46    (0.03)      2.38       0.00    (1.78)    0.00   13.03  19.42     36,375   1.05     (0.27)      1.05
 1995         9.57     0.02       3.05      (0.02)   (0.16)    0.00   12.46  32.13     23,844   1.10      0.18       1.10
 1994        10.24     0.03      (0.67)     (0.03)    0.00     0.00    9.57  (6.27)    31,527   1.06      0.27       1.06
 1993(1)     10.00     0.04       0.24      (0.04)    0.00     0.00   10.24   2.82     53,357   1.09      0.40       1.10
 INTERNATIONAL EQUITY FUND
 -------------------------
 1997       $15.83   $ 0.04     $ 0.68     $(0.08)  $(1.09)   $0.00  $15.38   4.56 % $ 85,440   1.35%     0.23 %     1.35%
 1996        14.56     0.06       1.37      (0.04)   (0.15)    0.03   15.83  10.09+    96,442   1.36      0.44       1.36
 1995        13.00     0.07       1.75      (0.06)   (0.20)    0.00   14.56  14.03     77,519   1.38      0.70       1.38
 1994        12.59     0.02       0.40       0.00    (0.01)    0.00   13.00   3.32     41,324   1.43      0.21       1.46
 1993(1)     10.00     0.00       2.63       0.00    (0.04)    0.00   12.59  26.55     23,457   1.64      0.03       1.64
 ASIAN TIGERS FUND
 -----------------
 1997       $11.91   $ 0.04     $(4.32)    $(0.02)  $(0.01)   $0.00  $ 7.60 (35.98)% $ 34,664   1.60%     0.50 %     1.60%
 1996        10.45     0.02       1.48      (0.04)   (0.02)    0.02   11.91  14.55++   33,602   1.54      0.23       1.54
 1995         9.47     0.12       0.98      (0.12)    0.00     0.00   10.45  11.61     23,145   1.52      1.38       1.60
 1994(2)     10.00     0.03      (0.53)     (0.02)   (0.01)    0.00    9.47  (5.07)    17,860   1.60      0.45       1.71
 LATIN AMERICA EQUITY FUND
 -------------------------
 1997       $10.24   $ 0.05     $ 3.54     $(0.03)  $(0.67)   $0.00  $13.13 35.50 %  $ 33,271   1.50%     0.56 %     1.50%
 1996(3)     10.00    (0.02)      0.26       0.00     0.00     0.00   10.24   2.40     11,490   2.09     (0.55)      2.09
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets Portfolio  Average
           (Excluding Turnover  Commission
            Waivers)    Rate     Rate+++
----------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1997         1.57 %      79%    $0.0408
 1996         2.19        58      0.0493
 1995         3.07        37         N/A
 1994         3.45        38         N/A
 1993(1)      2.85        40         N/A
 GROWTH FUND
 -----------
 1997         0.79 %      62%    $0.0600
 1996         1.36        58      0.0600
 1995         1.37        71         N/A
 1994         1.57        68         N/A
 1993(1)      1.69        82         N/A
 SMALL CAP GROWTH FUND#
 ----------------------
 1997        (0.72)%     170%    $0.0597
 1996        (0.27)      158      0.0599
 1995         0.18       142         N/A
 1994         0.27        43         N/A
 1993(1)      0.39        27         N/A
 INTERNATIONAL EQUITY FUND
 -------------------------
 1997         0.23 %      17%    $0.0438
 1996         0.44         9      0.0561
 1995         0.70        11         N/A
 1994         0.18         6         N/A
 1993(1)      0.03        13         N/A
 ASIAN TIGERS FUND
 -----------------
 1997         0.50 %      42%    $0.0076
 1996         0.23        24      0.0106
 1995         1.30        28         N/A
 1994(2)      0.34        13         N/A
 LATIN AMERICA EQUITY FUND
 -------------------------
 1997         0.56 %      45%    $0.0006
 1996(3)     (0.55)       10      0.0004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  * Known as Trust Class, prior to October 10, 1997.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 9.87%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 14.36%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
  # Formerly, the "Small Cap Fund."
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
 3. Commenced operations on July 1, 1996. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                        Ratio of
                                                                                                                          Net
                                                                                                  Ratio of   Ratio of  Investment
                              Realized                                                              Net      Expenses    Income
                                 and                            Net                     Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-    Asset             Net    Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions    Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)    from Net    from      End             End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital     of    Total     Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains     Period Return    (000)    Assets    Assets    Waivers)   Waivers)
---------------------------------------------------------------------------------------------------------------------------------
 REAL ESTATE FUND
 ----------------
 1997(1)     10.00     0.00     (0.05)       0.00       0.00    9.95   0.00       2,985   1.31     (1.31)      1.61      (1.61)
 BALANCED FUND
 -------------
 1997       $10.98    $0.32    $ 2.06      $(0.32)  $  (0.31) $12.73  22.10 %  $ 68,523   0.93%     2.68 %     0.93%      2.68 %
 1996        10.75     0.35      1.02       (0.35)     (0.79)  10.98  13.15      54,546   0.94      3.14       0.94       3.14
 1995         9.53     0.39      1.65       (0.39)     (0.43)  10.75  21.85      49,899   0.92      3.74       0.92       3.74
 1994        10.04     0.30     (0.50)      (0.30)     (0.01)   9.53  (2.11)     72,086   0.94      3.11       0.94       3.11
 1993(2)     10.00     0.29      0.39       (0.29)     (0.35)  10.04   7.09      58,510   0.97      2.88       0.97       2.88
 FIXED INCOME FUND
 -----------------
 1997       $10.06    $0.60    $ 0.30      $(0.60)  $ (0.01)  $10.35   9.22 %  $141,148   0.71%     5.95 %     0.81%      5.85 %
 1996        10.32     0.59    (0.26)       (0.59)      0.00   10.06   3.42     123,930   0.73      5.92       0.83       5.82
 1995         9.30     0.59    $ 1.02       (0.59)      0.00   10.32  17.75     125,563   0.74      5.97       0.84       5.87
 1994        10.23     0.54    $(0.93)      (0.54)      0.00    9.30  (3.82)     92,402   0.72      5.45       0.82       5.35
 1993(2)     10.00     0.47    $ 0.50       (0.47)     (0.27)  10.23   9.92     131,002   0.77      4.60       0.87       4.50
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1997       $ 9.85    $0.56    $ 0.19      $(0.56)  $   0.00  $10.04   7.93 %  $ 51,934   0.71%     5.69 %     0.81%      5.59 %
 1996        10.06     0.54    (0.21)      (0.54)       0.00    9.85   3.51      56,895   0.74      5.38       0.84       5.28
 1995         9.33     0.54      0.73       (0.54)      0.00   10.06  13.86      73,466   0.73      5.48       0.83       5.38
 1994        10.08     0.47     (0.75)      (0.47)      0.00    9.33  (2.78)     91,002   0.74      4.88       0.84       4.78
 1993(2)     10.00     0.41      0.18       (0.41)     (0.10)  10.08   6.04     104,826   0.76      4.15       0.86       4.05
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
---------------------------------------------------------------------------------------------------------------------------------
 REAL ESTATE FUND
 ----------------
 1997(1)        0      0.0500
 BALANCED FUND
 -------------
 1997         111%    $0.0450
 1996         104      0.0496
 1995          85         N/A
 1994          85         N/A
 1993(2)      126         N/A
 FIXED INCOME FUND
 -----------------
 1997         233%        N/A
 1996         194         N/A
 1995          59         N/A
 1994         126         N/A
 1993(2)      163         N/A
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1997         283%        N/A
 1996         179         N/A
 1995         115         N/A
 1994         124         N/A
 1993(2)       81         N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations in December 31, 1997. All ratios for the period have been annualized.
 2. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                    Ratio of
                                                                                                                      Net
                                                                                                                   Investment
                                                                                              Ratio of   Ratio of    Income
                              Realized                                                          Net      Expenses    (Loss)
                                and                         Net                     Ratio of Investment     to         to
              Net            Unrealized            Distri- Asset             Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from    End             End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital   of   Total     Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains  Period Return    (000)    Assets    Assets    Waivers)   Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1997       $ 9.99    $0.49    $ 0.42     $(0.49)   $0.00  $10.41  9.36 %  $ 40,441   0.73%     4.84%      0.84%      4.73%
 1996        10.20     0.50     (0.21)     (0.50)    0.00    9.99  2.96      39,756   0.73      4.95       0.85       4.83
 1995         9.26     0.48      0.94      (0.48)    0.00   10.20 15.67      50,079   0.75      4.84       0.87       4.72
 1994        10.23     0.44     (0.94)     (0.44)   (0.03)   9.26 (4.93)     53,588   0.71      4.54       0.84       4.41
 1993(1)     10.00     0.42      0.42      (0.42)   (0.19)  10.23  8.64      67,162   0.75      4.17       0.85       4.07
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1997       $10.24    $0.43    $(1.03)    $ 0.00    $0.00  $ 9.64 (5.86)%  $ 15,574   1.22%     4.08%      1.22%      4.08%
 1996        10.58     0.48     (0.18)     (0.64)    0.00   10.24  2.82      17,561   1.11      4.66       1.11       4.66
 1995         9.54     0.62      1.38      (0.96)    0.00   10.58 20.99      17,433   1.10      5.86       1.16       5.80
 1994        10.43     0.56     (0.72)     (0.55)   (0.18)   9.54 (1.47)     15,021   1.16      5.09       1.22       5.03
 1993(2)     10.00     0.54      0.94      (0.64)   (0.41)  10.43 16.33      16,488   1.21      5.95       1.21       5.95
 TREASURY MONEY MARKET FUND
 --------------------------
 1997       $ 1.00    $0.05    $ 0.00     $(0.05)   $0.00  $ 1.00  4.97 %  $188,761   0.33%     4.86%      0.57%      4.62%
 1996         1.00     0.05      0.00      (0.05)    0.00    1.00  4.80     156,455   0.44      4.70       0.59       4.55
 1995         1.00     0.05      0.00      (0.05)    0.00    1.00  5.28     110,475   0.44      5.16       0.59       5.01
 1994         1.00     0.04      0.00      (0.04)    0.00    1.00  3.58     111,545   0.45      3.50       0.61       3.34
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    1.00  2.56     108,495   0.47      2.53       0.62       2.38
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1997       $ 1.00    $0.05    $ 0.00     $(0.05)   $0.00  $ 1.00  5.33 %  $255,259   0.32%     5.21%      0.40%      5.13%
 1996         1.00     0.05      0.00      (0.05)    0.00    1.00  5.08     256,392   0.44      4.96       0.44       4.96
 1995         1.00     0.05      0.00      (0.05)    0.00    1.00  5.59     207,615   0.42      5.45       0.42       5.45
 1994         1.00     0.04      0.00      (0.04)    0.00    1.00  3.89     157,140   0.42      3.81       0.42       3.81
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    1.00  3.00     159,401   0.45      2.92       0.45       2.92
 MONEY MARKET FUND
 -----------------
 1997       $ 1.00    $0.05    $ 0.00     $(0.05)   $0.00  $ 1.00  5.41 %  $737,736   0.32%     5.29%      0.56%      5.05%
 1996         1.00     0.05      0.00      (0.05)    0.00    1.00  5.13     598,715   0.43      5.02       0.58       4.87
 1995         1.00     0.06      0.00      (0.06)    0.00    1.00  5.64     475,688   0.41      5.50       0.56       5.35
 1994         1.00     0.04      0.00      (0.04)    0.00    1.00  3.97     460,583   0.41      3.93       0.56       3.78
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    1.00  3.01     367,110   0.46      2.92       0.61       2.77
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1997          54%      N/A
 1996          98       N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1997          52%      N/A
 1996          85       N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 TREASURY MONEY MARKET FUND
 --------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 MONEY MARKET FUND
 -----------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on February 7, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                  Investment
                                Net                                                          Ratio of   Ratio of   Income/
                              Realized                                                         Net      Expenses    (Loss)
                                and                Distri-   Net                   Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1997        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   3.36% $250,260   0.33%     3.32%      0.57%      3.08%
 1996         1.00     0.03     0.00       (0.03)    0.00    1.00   3.14   187,629   0.40      3.10       0.56       2.94
 1995         1.00     0.03     0.00       (0.03)    0.00    1.00   3.49   167,945   0.41      3.44       0.56       3.29
 1994         1.00     0.02     0.00       (0.02)    0.00    1.00   2.50   161,054   0.43      2.52       0.59       2.36
 1993(1)      1.00     0.02     0.00       (0.02)    0.00    1.00   1.98   116,000   0.45      1.97       0.60       1.82
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

 ................................................................................

 HOW DO I
 OBTAIN
 AN
 APPLICATION?

 Account Application forms can be obtained by calling 1-800-443-4725.
 ................................................................................

YOUR ACCOUNT AND DOING BUSINESS WITH US
Common Shares are sold on a continuous basis and may be purchased directly from the ABN AMRO Funds, P.O. Box 9765, Providence, Rhode Island 02940-5047, either by mail, telephone or wire. Shares may also be purchased through a variety of channels, including wrap programs, retirement plans, discount brokerage programs and through various brokerage firms including Jack White & Company, Discover Brokerage Direct, and Quick & Reilly. Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO PURCHASE
COMMON SHARES
FROM THE
TRANSFER AGENT

Opening an       You may purchase Common Shares of a Fund by completing and
Account By       signing an Account Application and mailing it, along with a
Mail             check (or other negotiable bank instrument or money order)
                 payable in U.S. dollars to "ABN AMRO Funds, [Fund Name]," to
                 ABN AMRO Funds, P.O. Box 9765, Providence, Rhode Island 02940-
                 5047. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank instrument or money order) to the Transfer Agent.
                    Third party checks, credit cards, credit card checks and
                 cash will not be accepted. When purchases are made by check, redemptions may be delayed until the investment being redeemed has been in the account for up to 15 days.

By Telephone     If an Account Application has been previously received, you also may purchase shares over the telephone by calling 1-800-
                 443-4725. Orders by telephone will not be executed until payment has been received. If a check received for purchase of Common Shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.

By Wire If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of a Fund by requesting your bank to transmit funds by wire to: BSDT of Boston, Massachusetts; ABA #01-10-01234; for Account Number 142727; Further Credit: [Fund Name]. Your name and account number must be specified in the wire. Your bank may impose a fee for investments by wire. Shares may not be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                    Initial Purchases: Before making an initial investment by
                 wire, you must first telephone 1-800-443-4725 to be assigned an account number. Your name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: ABN AMRO Funds, P.O. Box 9765, Providence, Rhode Island 02940-5047.
                    Subsequent Purchases: Additional investments may be made
                 at any time through the wire procedures described above, which must include your name and account number.

 ..........................

 BUY, EXCHANGE
 AND SELL
 REQUESTS ARE
 IN "GOOD
 ORDER" WHEN:

 . The account number and Fund name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered onthe account . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present

 ................................................................................

When Can         You may purchase shares on
You Purchase     days that the New York Stock Exchange is open for
Shares?          business (a "Business Day"). The purchase price of Common
                 Shares of the Fund is the net asset value next determined after your purchase request is effective. A purchase request in good order for Common Shares of the Equity, Balanced and Fixed Income Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives your request before net asset value is determined. However, your purchase request may be canceled if the Custodian does not receive federal funds before net asset value is determined on the next Business Day, and you could be liable for any fees or expenses incurred by the Trust.
                    A purchase request in good order for Common Shares of the
                 Money Market Funds will be effective as of the Business Day received by the Transfer Agent (and you will be eligible to receive dividends declared the same Business Day) if the Transfer Agent receives your request and the Custodian receives Federal funds payment before 1:00 p.m., Eastern time on such day. Purchase requests for the Money Market Funds submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or custodian capacity, will become effective at the net asset value determined as of 5:00 p.m.
                 Eastern time that same Business Day.
                    If you purchased shares through an intermediary, please
                 contact your intermediary for more information about its order requirements. Your intermediary may have earlier cutoff times for share transactions.

Other            Shareholders who desire to transfer the registration of their
Information      shares should contact the Administrator by calling 1-800-443-
Regarding        4725.
Purchases           Purchases of Common Shares may be made by direct deposit
                 or Automated Clearing House ("ACH") transactions. However, if you purchased shares through a financial intermediary, contact your intermediary to find if direct deposit and ACH transactions are available.

                    No certificates representing shares will be issued.

Automatic        You may systematically purchase Common Shares through
Investment       deductions from a checking account, provided the account is
Plan ("AIP")     maintained through a bank which is part of the ACH system.
                 Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month. You may obtain an AIP application form by calling 1-800-443-4725. If you purchased shares

 ................................................................................

 HOW DOES
 AN
 EXCHANGE TAKE
 PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Funds in order to pur-chase the shares of another Fund. In other words, you are execut-ing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................
                 through a financial intermediary, contact your intermediary to find out if the AIP is available to you. See "Doing
                 Business Through Intermediaries."
                    Employees of ABN AMRO North America, Inc. or its
                 affiliates who have arranged to purchase shares through the AIP may open an account with no minimum initial purchase amount.

                 Once payment for your shares has been received and accepted
HOW TO           (i.e., an account has been established), you may exchange
EXCHANGE         some or all of your Common Shares for Common Shares of other
SHARES           Funds within the Trust. For an established account, exchanges
When Can You     will be made only after instructions in writing or by
Exchange         telephone are received by the Transfer Agent. You may exchange
Shares?          your shares on any Business Day.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.

Requesting an    To request an exchange, you must provide proper written
Exchange of      instructions to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you elected this option on your Account
                 Application.
                    If your exchange request in good order is received by the
                 Transfer Agent prior to the time the net asset value is determined for the Equity, Balanced and Fixed Income Funds and by 1:00 p.m., Eastern time for Money Market Funds, on any Business Day, your exchange usually will occur on that day.
                 Exchanges are made at the net asset value next determined after your request is received by the Transfer Agent.
                    Exchange requests for the Money Market Funds submitted to
                 the Transfer Agent before 5:00 p.m., Eastern time, on behalf of accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or custodial capacity, will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same Business Day.
                    If you purchased shares through a financial intermediary,
                 contact your intermediary for more information about exchanging shares.

HOW TO REDEEM    You may redeem your shares on any Business Day, by mail or by
(SELL) SHARES    telephone. If your redemption request in good order is
                 received by the Transfer Agent prior to the time net asset value is determined for the Equity, Balanced and Fixed Income
                 Funds, and by 1:00 p.m., Eastern time for the Money Market
                 Funds, on any Business Day, your redemption usually will occur on that day. Redemptions are made at the net asset value next determined after your request is received by the Transfer Agent. Redemption requests for the Money Market
                 Funds submitted to the Transfer Agent before 5:00 p.m., Eastern time,

 ................................................................................

 WHAT IS A
 SIGNATURE
 GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

 ................................................................................
                 by accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or custodial capacity, will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same day.

By Mail A redemption request submitted by mail must be received by the Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. This signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and
                 (3) the redemption check is mailed to the shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

By Telephone     Shares may be redeemed by telephone if you elect that option on your Account Application.

Redemption       Payment for shares redeemed generally will be made within
Proceeds         seven days after receipt by the Transfer Agent of the valid redemption request. However, at various times, a Fund may be asked to redeem shares for which is has not yet received good payment. In such circumstances, your redemtion proceeds may be delayed for up to 15 days from the date of purchase or until payment has been collected for the purchase of your shares.
                    The Funds intend to pay cash for all shares redeemed, but
                 under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs and taxes in converting such securities to cash.
                    You may have redemption proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. Under most circumstances, payments will be wired on the next Business Day following receipt of a valid redemption request. Wire transfer redemption requests may be made by calling the Transfer Agent at 1-800-443-4725, who will deduct a wire charge of $10.00 from the amount of the redemption.
                 Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communicating    Neither the Trust nor the Transfer Agent will be responsible
with the         for any loss, liability, cost or expense for acting upon wire
Transfer Agent   instructions or upon telephone instructions that it
                 reasonably believes to be genuine. The Trust and the Transfer
                 Agent will each employ reasonable
                  procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing the order by other means. You may not close your account by telephone.

Other             If you purchased shares through a financial intermediary,
Information       contact your intermediary for more information about
Regarding         redemptions.
Redemptions          See "Purchase and Redemption of Shares" in the Statement
                  of Additional Information for examples of when your right to redeem your shares may be suspended.

Systematic        The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan   shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments by check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. A SWP
                  Application may be obtained by calling 1-800-443-4725.
                     If SWP withdrawals exceed income dividends, your invested
                  principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time upon written notice to the Transfer Agent.
                     If you purchased shares through a financial intermediary,
                  contact your intermediary to find out if the SWP is available to you. See "Doing Business Through
                  Intermediaries."

CHECKWRITING      Checkwriting is offered free of charge to shareholders in
SERVICE           the Money Market Funds. You may redeem your Money Market
                  Fund Common Shares by writing checks on your account for
(Money Market     $100 or more. Once you have signed and returned a signature
Funds)            card, you will receive a supply of checks. A check may be
                  made payable to any person, and your account will continue to earn dividends until the check clears.
                     Because of the difficulty of determining in advance the
                  exact value of a Fund account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons. If you write a check on your account for an amount below $100, you will be charged a $5 processing fee.
                     If you purchased Money Market Fund shares through a
                  financial intermediary contact your intermediary to find out if checkwriting services are available to you. See "Doing
                  Business Through Intermediaries."

 ................................................................................

 WHAT ARE
 INVESTMENT
 OBJECTIVES
 AND
 POLICIES?

 Each Fund's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Fund invests.

 ................................................................................

DOING BUSINESS   Common Shares of the Funds may be purchased through financial
THROUGH          institutions or broker-dealers which have established a
INTERMEDIARIES   dealer agreement with the Distributor ("Intermediaries").
                 Each Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges. Contact your Intermediary for information about the services available to you and for specific instructions on how to purchase, exchange and redeem shares. Certain Intermediaries may charge account fees.
                 Information concerning any charges will be provided to you by your Intermediary. Some Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through your Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by your Intermediary, you should call your Intermediary to request this change.

INVESTMENT OBJECTIVES AND POLICIES _____________________________________________
VALUE FUND       The Value Fund seeks a high level of total return through
                 capital appreciation and current income.
                    Under normal circumstances, the Value Fund invests at least
                 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The Fund primarily invests in common stocks that: (i) have below average price to earnings, price to book value, price to sales, price to cash flow ratios and/or above average dividend yields and (ii) are issued by companies that the Advisor believes are financially sound and showing improving fundamentals not yet reflected in the market.
                    Any remaining Fund assets may be invested in: (i) warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization
                 ("NRSRO"); (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary
                 Receipts ("ADRs")); and interests in real estate investment trusts ("REITs").

GROWTH FUND      The Growth Fund seeks a high level of total return primarily through capital appreciation.
                    Under normal circumstances, the Growth Fund invests at
                 least 65% of its total assets in common stocks of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings.
                 The Growth Fund primarily
                  invests in common stocks that: (i) have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the U.S. gross domestic product; and (iii) maintain a positive return on equity and total assets.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored
                  ADRs); and (v) REITs.

SMALL CAP         The Small Cap Growth Fund (formerly, the "Small Cap Fund")
GROWTH FUND       seeks a high level of total return primarily through capital appreciation.
                     Under normal circumstances, the Small Cap Growth Fund
                  invests at least 65% of its total assets in common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The Advisor emphasizes a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1.5 billion.
                  In selecting stocks for the Fund, factors reviewed include sales and earnings growth rates and the strength of the issuer's balance sheet.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored
                  ADRs); and (v) REITs. The Fund invests in equity securities of foreign issuers only if they satisfy in substance the criteria for investing in smaller capitalization stocks set forth above.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.
                     Under normal circumstances, the International Equity Fund
                  invests at least 65% of its total assets in equity securities of issuers in at least three countries other than the U.S.
                     While the Fund does not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify the Fund's investments among countries to reduce currency risk.
                  Investments are made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. Normally, a portion of the Fund's total assets is held in U.S. dollars.
                     Any remaining Fund assets may be invested in: (i) common
                  stocks of closed-end management investment companies that invest primarily in international common stocks; (ii) stocks of U.S. issuers; (iii) convertible securities of U.S.
                  issuers; and (iv) money market instruments.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.
                     Under normal circumstances, the TransEurope Fund will
                  invest as fully as feasible (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the
                  Netherlands, Norway, Spain, Sweden, Switzerland and the
                  United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and developing markets of Europe. The Fund may also invest in the equity securities of issuers in Eastern European countries, including developing countries such as: the Czech Republic, Hungary, Poland and Slovakia. Investing in developing countries involves special risks not associated with domestic markets. See "Certain Risk Factors."
                     Any remaining Fund assets may be invested in money market
                  instruments of European issuers. The Fund may invest or hold a portion of its assets in European currencies, including multinational currency units. Normally, a portion of the Fund's total assets is held in U.S. dollars.
                     The Fund currently is not offering its shares to the
                  public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND                 The Asian Tigers Fund primarily invests in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. Currently, the Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.
                     Under normal circumstances, the Fund invests at least 65%
                  of its total assets in equity securities of issuers located in some or all of the following Asian countries: China, Hong
                  Kong, Indonesia, Malaysia, the Philippines, Singapore and
                  Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and
                  Taiwan, and other developing markets. The Fund has no set policy for allocating investments among Asian countries.
                  Allocation of investments among countries depends on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.
                     Any of the Fund's remaining assets may be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian issuers.
                     In selecting industries and particular issuers, the
                  Advisor evaluates costs of labor and raw materials, access to technology, export of products and government regulation.
                  Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.

                      The Fund may invest or hold a portion of its assets in
                  U.S. dollars and Asian currencies. Normally, a portion of the Fund's total assets is held in U.S. dollars.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.
                     The Fund primarily invests in equity securities of (i)
                  companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Latin American issuers.
                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin
                  American countries. For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile,
                  Colombia, Costa Rica, the Dominican Republic, Ecuador, El
                  Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama,
                  Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia,
                  Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.
                     The Fund may invest in investment grade debt securities,
                  including debt securities issued or guaranteed by a Latin
                  American government or governmental entity ("sovereign debt"), obligations of supranational entities, Brady Bonds and money market instruments.
                      The Fund may invest or hold a portion of its assets in
                  U.S. dollars and Latin American currencies. Normally, a
                  portion of the Fund's total assets is held in U.S. dollars.
                     The Fund may enter into interest rate swaps, currency
                  transactions, caps, collars and floors for hedging purposes.
                  The Fund may also write (i.e., sell) covered call options on the securities in which it may invest.
                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

REAL ESTATE       The Real Estate Fund seeks a high level of total return, a
FUND              combination of growth and income, primarily through
                  investments in equity securities of companies principally engaged in the real estate industry. The Fund may invest in shares or units of beneficial interests of REITs and limited partnership interests in master limited partnerships.
                     Under normal circumstances, the Fund invests at least 65%
                  of its assets in equity securities of U.S. or foreign companies principally engaged in the real estate industry.
                  For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for Federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies. The Fund does not invest in real estate directly.
                     Any remaining assets of the Fund may be invested in
                  securities of companies outside the real estate industry, including: U.S. dollar denominated equity securities of foreign issuers, including sponsored ADRs; fixed income securities rated in the four highest rating categories by an NRSRO; money market instruments and U.S. Government securities. The Fund may engage in short sales.
                     The Fund may invest in convertible securities rated in
                  the four highest rating categories by an NRSRO. The Fund may invest up to 100% of its assets in equity securities of foreign companies principally engaged in the real estate industry.
                     The Fund may be more susceptible to the risks associated
                  with the direct ownership of real estate than an investment company that does not concentrate its investment in this manner.
                     The Real Estate Fund's investments may be subject to the
                  risks associated with the direct ownership of real estate.
                  These risks include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition;
                  increases in property taxes and operating expenses;
                  demographic trends and variations in rental income; changes in zoning laws; casualty or condemnation losses;
                  environmental risks; regulatory limitations on rents;
                  changes in neighborhood values; related party risks; changes in the appeal of properties to tenants; increases in interest rates; and other real estate capital market influences. Generally, increases in interest rates increase the costs of obtaining financing which could directly and indirectly decrease the value of the Fund's investments. The
                  Fund's share price and investment return may fluctuate and a shareholder's investment when redeemed may be worth more or less than its original cost. Certain of these securities that are issued by foreign companies may be subject to the risks associated with investing in foreign securities in addition to the risks associated with the direct ownership of real estate.
                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.
                     Under normal circumstances, the Balanced Fund invests at
                  least 80% of its net assets in fixed income and equity securities, with at least 25% of its assets in fixed income senior securities. Permissible investments for the Fund include: (i) equity securities; (ii) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO; (iii) securities denominated in U.S. dollars or in foreign currencies
                  (including multinational currency units), issued or guaranteed as to principal and interest by the U.S.
                  Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (v) obligations
                  (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (vi) obligations denominated in U.S. dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO;
                  (ix) STRIPS and receipts; (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") determined to be of investment grade; (xiii) swaps; (xiv) municipal notes rated in the highest two rating categories by an NRSRO; and (xv) municipal bonds rated in the highest three rating categories by an NRSRO. The Balanced Fund is not subject to maturity restrictions.
                     The remainder of the Fund's assets may be invested in:
                  (i) debt securities convertible into common stocks; (ii) preferred stocks convertible into common stocks; (iii) U.S.
                  dollar denominated equity securities of foreign issuers
                  (including sponsored ADRs); (iv) foreign securities; and (v) equity options. The Fund may invest in equity securities of companies of all sizes, including smaller capitalization companies. The Fund has no minimum rating criteria for convertible securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     Under normal circumstances, the Fixed Income Fund invests
                  as fully as feasible (and at least 65% of its total assets) in the following fixed income securities: (i) U.S. and foreign corporate bonds and debentures rated in the highest four rating categories by an NRSRO; (ii) obligations issued or guaranteed as to principal and interest by the U.S.
                  Government, its agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S.
                  dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts; (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund does not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                  The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.
                     The Intermediate Government Fixed Income Fund invests
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as mortgage-backed securities, and repurchase agreements involving such securities.

                      Normally, the Fund maintains an average weighted
                  maturity of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     Under normal circumstances, the Tax-Exempt Fixed Income
                  Fund invests as fully as feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO, and invests at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO; (ii) municipal notes rated in the highest two rating categories by an NRSRO; (iii) fixed income options and futures; (iv) asset-backed securities; (v) receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.

INTERNATIONAL     The International Fixed Income Fund seeks a high level of
FIXED INCOME      total return relative to funds with like investment
FUND              objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     Under normal circumstances, the International Fixed
                  Income Fund invests as fully as feasible (at least 65% of its total assets) in investment grade fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark,
                  Finland, France, Germany, Ireland, Italy, Japan, Luxembourg,
                  The Netherlands, New Zealand, Norway, Spain, Sweden,
                  Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments are made in high quality securities denominated in various currencies, including the Euro.

                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO; (ii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities (sovereign debt); (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations; and (vii) swaps.
                     Any remaining Fund assets may be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) obligations (certificates of deposit, time deposits, and bankers' acceptances) of commercial banks, savings and loan institutions, and U.S. and foreign branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iv) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) receipts; (vii) GICs; and
                  (viii) BICs. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. Normally, a portion of the Fund's total assets is held in U.S. dollars.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.
                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO;
                  (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S.
                  savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities;
                  (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) receipts; (x) repurchase agreements involving such securities; (xi) swaps;
                  (xii) municipal notes rated in the highest two rating categories by an NRSRO and (xiii) municipal bonds rated in the highest three rating categories by an NRSRO.
                     The Fund may invest in forward commitments and securities
                  of foreign issuers.
                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment. The Fund currently is not offering its shares to the public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing in U.S. Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").
                     The Fund's investments in STRIPS is limited to components
                  with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The
                  Fund invests primarily in U.S. Treasury Obligations (other than STRIPS) and repurchase agreements involving such securities.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.

                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) short-term corporate obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities;
                  (viii) loan participations; (ix) receipts; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United
                  States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal
                  Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper, and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.

GENERAL INVESTMENT POLICIES ____________________________________________________
THE EQUITY AND
BALANCED FUNDS
                  Each Fund may invest in convertible securities.

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities. The
                  Fixed Income Fund, Tax-Exempt Fixed Income Fund,
                  International Fixed Income Fund, Limited Volatility Fixed
                  Income Fund and Balanced Fund may purchase mortgage-backed securities issued by non-governmental issuers that are rated in the highest three rating categories of an NRSRO.

                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds may invest only in U.S.
                  dollar denominated securities, must maintain an average maturity on a dollar-weighted basis of 90 days or less, and may acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted
                  Investments and Risk Factors--Restraints on Investments by
                  Money Market Funds."

ALL FUNDS         Each Fund (except the Money Market Funds) may invest up to
                  15% of its total assets in restricted securities. Each Fund invests no more than 15% (10% for each Money Market Fund) of its net assets in illiquid securities. All Funds may invest in variable and floating rate obligations, may purchase securities on a when-issued basis, and may enter into repurchase agreements. Each Fund (except the Money Market
                  Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.
                     In addition, each Fund may engage in securities lending. There is no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund may not exceed 1/2 of 1% of the value of the total assets of the Fund.
                     For temporary defensive purposes, when the Advisor
                  determines that market conditions warrant, each of the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments, and may hold U.S. dollars and foreign currencies, including multinational currency units.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category (investment grade bonds) have an adequate capacity to pay principal and interest, but may have speculative characteristics as well. The quality standards of debt securities and other obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the Security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund. The Funds may invest in unrated securities that the Advisor (or Sub-Advisor) determine to be of comparable quality at the time of purchase.
                     For a description of ratings, see the SAI.

CERTAIN RISK FACTORS ___________________________________________________________
                  The investment policies of each Fund entail certain risks and considerations of which you should be aware.

Equity            Investments in equity securities are generally subject to
Securities        market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

Foreign           Securities of foreign issuers are subject to certain risks
Securities        not typically associated with domestic securities,
                  including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                     Trading in sovereign debt involves a high degree of risk,
                  since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
                     A Fund's investments in developing countries can be
                  considered speculative and, therefore, may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any developing country, the risks associated with foreign investing are greater. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency value and other protectionist measures imposed or negotiated by the countries with which they trade.
                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A
                  Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

Mortgage-Backed   During periods of declining interest rates, prepayment of
Securities        mortgages underlying mortgage-backed securities can be
                  expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayments of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Non-              A non-diversified Fund for purposes of the 1940 Act means
Diversification   that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. A non-diversified Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of a non-diversified Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified mutual fund.

REITs REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which a Fund may invest. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect a Fund's net asset value.

Small             Investments in small capitalization companies involve
Capitalization    greater risk than is customarily associated with larger,
Companies         more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of small-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market suitability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies of the market averages in general. If a Fund invests primarily in common stocks of smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

INVESTMENT LIMITATIONS _________________________________________________________
                  No Equity, Fixed Income or Balanced Fund may:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.
                     This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity, International Fixed Income or Real Estate Funds.
                  2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and, with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.
                  3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

 ..........................

 INVESTMENT
 ADVISOR

 An investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, exe-cutes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ................................................................................

                 No Money Market Fund may:
                 1. Purchase securities of any issuer if, as a result, the
                    Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.
                 2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.
                 3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.
                    The foregoing percentages apply at the time of the
                 purchase of a security. Additional investment limitations are set forth in the SAI.

THE ADVISOR ____________________________________________________________________
                 The Trust and the Advisor, 208 South LaSalle Street, Chicago, Illinois 60604-1003, have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.
                    Under the Advisory Agreement, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small Cap and International Fixed Income Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity, Real Estate and Asian
                 Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .60% of the average daily net assets of the Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate voluntary fee waivers at any time.
                     For the fiscal year ended December 31, 1997, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers Fund, 1.00% for the Latin America Equity Fund, .70% for the Real Estate Fund, .70% for the Balanced Fund, .50% for the Fixed Income Fund, .50% for the Intermediate Government
                  Fixed Income Fund, .48% for the Tax-Exempt Fixed Income
                  Fund, .80% for the International Fixed Income Fund, .20% for the Treasury Money Market Fund, .20% for the Government
                  Money Market Fund, .20% for the Money Market Fund and .19% for the Tax-Exempt Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end. The Funds may execute brokerage or other agency transactions through an affiliate of the Advisor for which the affiliate receives compensation.
                     ABN AMRO Asset Management (USA) Inc. was organized in
                  March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1997, total assets under management by the Advisor were approximately $5.8 billion.
                     The Advisor is a direct, wholly-owned subsidiary of ABN
                  AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.
                     Jac A. Cerney, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Value Fund and the equity portion of the Balanced Fund since their inception.
                  Mr. Cerney has been associated with the Advisor and its predecessor since April, 1990 as a portfolio manager.
                     Keith Dibble, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987 as a portfolio manager.
                     Nancy Droppelman, CPA has served as portfolio manager of
                  the Real Estate Fund since its inception. Ms. Droppelman has been associated with the Advisor since January 1997 as a portfolio manager. Prior to joining the Advisor, Ms. Droppelman served as a real estate analyst with Edward Jones from January, 1995 to December, 1996, and served as a senior financial analyst and development accounting manager with Center Mart Properties from November 1988 to January 1995.
                     Marc G. Borghans, Vice President of the Advisor, has
                  served as co-manager of the Small Cap Growth Fund since
                  March, 1997 and as manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988 as a portfolio manager.
                     Mark W. Karstrom, Senior Vice President of the Advisor,
                  has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility

                  Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996 as a portfolio manager. He served as a Vice President, Portfolio Manager with Norwest Investment Management and Trust and a predecessor firm from May, 1985 to July, 1996.
                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund from September, 1996 to April, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995 as a portfolio manager. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.
                     Phillip P. Mierzwa, Vice President of the Advisor, has
                  served as co-manager of the Tax-Exempt Fixed Income Fund and Tax-Exempt Money Market Fund since April, 1997. He has been associated with the Advisor or its affiliates since February, 1990 as a portfolio manager and trader.
                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997 as a portfolio manager. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.
                     Karen Van Cleave, Senior Vice President of the Advisor,
                  has served as co-manager of the Tax-Exempt Money Market Fund and portfolio manager of the Money Market Fund, Treasury Money Market Fund and Government Money Market Fund since January 1994. Ms. Van Cleave joined the Advisor in January 1994 as a portfolio manager. Prior to 1994, Ms. Van Cleave was a Vice President/Portfolio Manager at Chemical Investment Group, Ltd. for three years.

THE SUB-ADVISOR ________________________________________________________________
                  ABN AMRO-NSM International Funds Management B.V., Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment Sub-Advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America
                  Equity Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. As of December 31, 1997, the Sub-Advisor had approximately $955 million under management, and manages two non-U.S.
                  investment companies.
                     Wypke Postma, fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity
                  Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984 as a portfolio manager.

                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988 as a portfolio manager. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987.
                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.
                     Luiz M. Ribeiro, Jr. has served as the portfolio manager
                  of the Latin America Equity Fund since November, 1997. Mr. Ribeiro has worked in various investment management positions with ABN AMRO and/or its affiliates since 1994. From March, 1990 to June, 1993, he served with the trading desk of Dibran DTVM Ltd.
                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1997.

THE ADMINISTRATOR ______________________________________________________________
                  First Data Investor Services Group, Inc. provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of each Fund.

THE TRANSFERAGENT ______________________________________________________________
                  First Data Investor Services Group, Inc., 4400 Computer
                  Drive, Westborough, Massachusetts 01581, serves as the Transfer Agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

THE DISTRIBUTOR ________________________________________________________________
                  First Data Distributors, Inc., 4400 Computer Drive Westborough, Massachusetts 01581, and the Trust are parties to a distribution agreement (the "Distribution Agreement").
                     It is possible that a financial institution may offer
                  different classes of shares of the Funds to its customers
                  and the shares of such customers may be assessed for different distribution expenses with respect to different classes of shares.

                     The Trust also offers Investor Shares which are sold with
                  a shareholder servicing fee and a 12b-1 fee primarily to institutions and individuals through financial intermediaries which have established a dealer agreement with the Distributor. For more information about Investor Shares, you may contact your Intermediary or call 1-800-443-4725.

PERFORMANCE ____________________________________________________________________
THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period.
                  The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-
                  Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money
                  Market Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A
                  Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     A Fund may quote various measures of volatility and
                  benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                     Additional performance information is set forth in the
                  1997 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                     Except for the Small Cap Growth, Balanced, Intermediate
                  Government Fixed Income, Fixed Income, Tax Exempt Fixed
                  Income and International Fixed Income Funds, it is expected that the portfolio turnover rate normally will not exceed
                  100% for any Fund. A portfolio turnover rate would exceed
                  100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements and by requirements which enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% or more will result in higher transaction costs and may result in additional tax consequences for shareholders. You will find portfolio turnover rates for each Fund (except the Money
                  Market Funds) in the "Financial Highlights" section of this Prospectus.
                     The performance of Common Shares of each Fund normally
                  will be higher than that of Investor Shares because of the additional distribution and shareholder services expenses charged to Investor Shares.

TAXES __________________________________________________________________________
                  The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax consequences on an investment in a Fund may differ from the Federal income tax consequences described below.
                  Accordingly, you are urged to consult your tax advisor regarding specific questions as to Federal, state, and local income taxes. Additional information concerning taxes is set forth in the SAI.

 ................................................................................

 TAXES

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.

 ................................................................................

 DISTRIBUTIONS

 The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains are generally produced when investments are sold for more than the original purchase price.

 ................................................................................
 ................................................................................
Tax Status of    Each Fund is treated as a separate entity for Federal
the Funds        income tax purposes and is not combined with the other Funds.
                 Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

Tax Status of    Each Fund will distribute substantially all of its net
Distributions    investment income (including, for this purpose, net short-
                 term capital gain) to shareholders. Distributions from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the exchange of a capital asset held for more than one year, regardless of how long you have held shares and regardless of whether you receive the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.
                    Certain securities purchased by a Fund (such as STRIPS,
                 TRs, TIGRs and CATS, defined in "Description of Permitted
                 Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
                    Income received on U.S. obligations is exempt from tax at
                 the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
                    Dividends declared by a Fund in October, November or
                 December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following January.
                     Each Fund intends to make sufficient capital gains
                  distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.
                     Investment income received by a Fund from sources within
                  foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each exchange or redemption (sale) of Fund shares is a
                  taxable event to you.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US ------------------------------------------------------------------------
Minimum           The minimum initial investment is $2,000, which may be
Investment        waived at the Distributor's discretion. All subsequent
                  investments must be at least $100. Employees of ABN AMRO
                  North America, Inc. or its affiliates who have arranged to purchase shares through the Automatic Investment Plan (AIP)
                  may open an account with no minimum initial purchase amount.
                  The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of
                  speculating on short-term movements. Consequently, the Trust reserves the right to reject a purchase order when the Trust or the Transfer Agent determines that it is not in the best interests of the Trust or its shareholders to accept such
                  order. Your Intermediary may impose its own minimum initial and subsequent investment requirements. If you purchased
                  shares through an Intermediary, you should contact your
                  Intermediary for information about any such requirements.
Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, each Fund reserves the right to redeem your
Balance           shares, at net asset value if, because of redemptions of
                  shares by or on your behalf, your account in any Fund has a value of less than $2,000, the minimum initial purchase
                  amount. Accordingly, if you purchase shares of any Fund in only the minimum initial investment amount, you may be
                  subject to such involuntary redemption if you thereafter
                  redeem any of these shares. Before any Fund exercises its
                  right to redeem such shares and send the proceeds you, you will be given notice that the value of the shares in your
                  account is less than the minimum amount and will be allowed
                  60 days to make an additional investment in such Fund in an amount that will increase the value of the account to at
                  least $2,000. See "Purchase and Redemption of Shares" in the
                  SAI for examples of when your right of redemption may be
                  suspended.
                    Your Intermediary also may have requirements for
                  maintaining a minimum account balance. If you purchased
                  shares through an Intermediary, you should contact your
                  Intermediary for information about any such arrangements.
Net Asset Value   The net asset value per share of the Money Market Funds is calculated as of 5:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the close of regular trading on
                  the New York Stock Exchange (normally 4:00 p.m. Eastern
                  time) each Business Day.
How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money Market Funds will be valued using the amortized cost method described in the SAI. The Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL
INFORMATION ____________________________________________________________________
The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992, October 20, 1992 and April 27,
                  1998. The Declaration of Trust permits the Trust to offer
                  shares of separate funds and different classes of each fund.
                  The Trust consists of the following funds: Money Market
                  Fund, Government Money Market Fund, Treasury Money Market
                  Fund, Tax-Exempt Money Market Fund, Fixed Income Fund,
                  Intermediate Government Fixed Income Fund, Tax-Exempt Fixed
                  Income Fund, International Fixed Income Fund, Limited
                  Volatility Fixed Income Fund, Latin America Equity Fund,
                  Real Estate Fund, Value Fund, Growth Fund, Small Cap Growth
                  Fund (formerly, the "Small Cap Fund"), International Equity
                  Fund, TransEurope Fund, Asian Tigers Fund and Balanced Fund.
                  All consideration received by the Trust for shares of any
                  Fund and all assets of such Fund belong to that Fund, and
                  would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. As of December 31, 1997, the Limited Volatility Fixed
                  Income Fund and TransEurope Fund had not commenced
                  operations. Generally, each Fund has two classes of shares:
                  Common Shares and Investor Shares. Each class has its own
                  expense structure and other characteristics. Investor Shares are offered through a separate prospectus. Currently,
                  Investor Shares of the Latin America Equity Fund are not
                  available for purchase.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of
                  preparing prospectuses, proxy solicitation material and
                  reports to shareholders, costs of custodial services and
                  registering the shares under Federal and state securities
                  laws, pricing, insurance expenses, litigation and other
                  extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved
                  contracts under which, as described above, certain companies provide essential management, administrative and other
                  services to the Trust.
Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote
                  separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings, but such meetings will be held from time to time to seek approval for certain
                  changes in the operation of the Trust and for the election of Trustees under certain
                  circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least
                  10% of the outstanding shares of the Trust. In the event
                  that such a meeting is requested, the Trust will provide
                  appropriate assistance and information to the shareholders requesting the meeting.
Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder
                  meetings.
Shareholder       Shareholder inquiries should be directed to the
Inquiries         Administrator, 4400 Computer Drive, Westborough,
                  Massachusetts, 01581, at 1-800-443-4725.
Dividends         Substantially all of the net investment income (not
                  including net capital gains) of the Value, Growth, Small
                  Cap, Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income, Real Estate and Limited
                  Volatility Fixed Income Funds is distributed on a monthly basis, and that of the International Equity, Latin America
                  Equity, TransEurope, Asian Tigers and International Fixed
                  Income Funds is distributed on an annual basis. Shareholders who own shares at the close of business on the record date will be entitled to receive the distribution. Currently, net capital gains of the Funds, if any, will be distributed at least annually.
                     The net investment income (not including net capital
                  gains) of each of the Money Market Funds is declared daily and distributed monthly. Currently, net capital gains of the Funds, if any, will be distributed at least annually.
                     Shareholders automatically receive all dividends and
                  distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash.
                  Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.
                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
                     The Trust believes that as of April 1, 1998, affiliates
                  of the Advisor owned of record or beneficially, substantially all of the Common Shares of the Value, Growth, Small Cap Growth, International Equity, Latin America
                  Equity, Real Estate, Asian Tigers, Balanced, Fixed Income,
                  Intermediate Government Fixed Income, Tax-Exempt Fixed
                  Income, International Fixed Income, Treasury Money Market,
                  Government Money Market, Money Market and Tax-Exempt Money
                  Market Funds. As a consequence, these affiliates may be deemed to "control" these Funds within the meaning of the 1940 Act.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors          Ernst & Young LLP serves as independent auditors of the
                  Trust.
Custodian         The Chase Manhattan Bank, 270 Park Avenue, New York, New
                  York 10017, acts as custodian of the Trust. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________
                  The following is a description of certain of the permitted investments and risk factors for the Funds:
                  A Fund may invest in depositary receipts and other similar
ADRs,             instruments, such as ADRs, CDRs, EDRs & GDRs. ADRs are
Continental       securities, typically issued by a U.S. financial institution
Depositary        (a "depositary"), that evidence ownership interests in a
Receipts          security or a pool of securities issued by a foreign issuer
("CDRs"),         and deposited with the depositary. EDRs, which are sometimes
European          referred to as CDRs, are securities, typically issued by a
Depositary        non-U.S. financial institution, that evidence ownership
Receipts          interests in a security or a pool of securities issued by
("EDRs") and      either a U.S. or foreign issuer. GDRs are issued globally
Global            and evidence a similar ownership arrangement. Generally,
Depositary        ADRs are designed for trading in the U.S. securities market.
Receipts          EDRs are designed for trading in European Securities Markets
("GDRs")          and GDRs are designed for trading in non-U.S. securities
                  markets. Generally, depositary receipts may be available
                  through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the
                  security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary
                  without participation by the issuer of the underlying
                  security. Holders of unsponsored depositary receipts
                  generally bear all the costs of the unsponsored facility.
                  The depositary of an unsponsored facility frequently is
                  under no obligation to distribute shareholder communications received from the issuer of the deposited security or to
                  pass through to the holders of the receipts voting rights
                  with respect to the deposited securities.
Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.
Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts ("BICs")institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of
                  the bank or savings and loan institution. The bank or
                  savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed,
                  variable or floating rate. Generally, BICs are not
                  assignable or transferable without the permission of the
                  issuing bank or savings and loan institution. For this
                  reason, BICs are considered to be illiquid investments.
Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the
                  secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be
                  illiquid.
Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.
Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have
                  characteristics similar to both fixed income and equity
                  securities. Because of the conversion feature, the market
                  value of convertible securities tends to move together with the market value of the underlying stock. The value of
                  convertible securities is also affected by prevailing
                  interest rates, the credit quality of the issuer, and any
                  call provisions.
Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily
                  identical, securities at a future date. Any difference
                  between the sale price and the purchase price is netted
                  against the interest income foregone on the securities to
                  arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which
                  constitute the dollar roll can be executed at the same
                  price, with a Fund being paid a fee as consideration for
                  entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a
                  security.
                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or
                  repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the
                  dollar roll, such that the security that the Fund is
                  required to repurchase may be worth less than the security that the Fund originally held.
Equity            Equity securities include common stocks, common stock
Securities        equivalents, preferred stocks, securities convertible into common stocks and securities having common stock
                  characteristics, such as rights and warrants to purchase
                  common stocks, sponsored and
                  unsponsored depositary receipts (e.g., ADRs), REITs, and
                  equity securities of closed-end investment companies.
Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers.
Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.
                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its
                  contractual obligation to deliver the foreign currency by
                  purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity
                  date, the same amount of the foreign currency. A Fund may
                  realize a gain or loss from currency transactions.
Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.
                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London
                  Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time.
                  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or liquid assets known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market").
                  The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     In order to avoid leveraging and related risks, when a
                  Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid assets, equal to the market value of the futures positions held,
                  less margin deposits, in a segregated account with the
                  Trust's custodian. Collateral equal to the current market
                  value of the futures position will be marked to market on a daily basis.
                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging
                  strategy may depend on an ability to predict movements in
                  the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an
                  imperfect or no correlation between the changes in market
                  value of the securities held by a Fund and the prices of
                  futures and options on futures; (3) there may not be a
                  liquid secondary market for a futures contract or option;
                  (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict
                  trading in futures contracts and futures options.
Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a
                  fixed, variable or floating rate. Generally, GICs are not
                  assignable or transferable without the permission of the
                  issuing insurance companies. For this reason, GICs are
                  considered to be illiquid investments.
Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 days at approximately the price at which they
                  are being carried on a Fund's books. An illiquid security
                  includes a demand instrument with a demand notice period
                  exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or
                  maturities) over 7 days in length.
Investment        Investments in shares of open-end and closed-end funds
Company Shares    investment companies may result in the layering of expenses.
                  Since such investment companies pay management fees and
                  other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying companies with respect to Fund assets invested therein.
Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the
                  lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan
                  participation in any way, a loan participation is subject to the credit risks generally associated with the underlying
                  corporate borrower. In the event of the bankruptcy or
                  insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the
                  intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays,
                  expenses and risks that are greater than those that would
                  have been involved if the Fund had purchased a direct
                  obligation of such borrower. Under the terms of a loan
                  participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The
                  secondary market, if any, for these loan participations is limited.
Master Limited    Master limited partnerships are public limited partnerships
Partnership       composed of (i) assets spun off from corporations or (ii)
                  private limited partnerships. Master limited partnerships
                  are formed by reorganizing corporate assets or private
                  partnerships as public limited partnerships combining
                  various investment objectives. Interest in master limited
                  partnerships are represented by depositary receipts traded in the secondary market. Because limited partners have no
                  active role in management, the safety of a limited partner's investment in a master limited partnership depends upon the management ability of the general partner.
Money Market      Money market instruments include certificates of deposit,
Instruments       commercial paper, bankers' acceptances, Treasury bills, time deposits, repurchase agreements and shares of money market funds.
Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages
                  backing these securities include conventional thirty-year
                  fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency
                  representing an interest in a pool of mortgage loans. The
                  primary issuers or guarantors of these mortgage-backed
                  securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to
                  certificate holders. GNMA and Fannie Mae also guarantee
                  timely distributions of scheduled principal. Fannie Mae and
                  FHLMC obligations are not backed by the full faith and
                  credit of the U.S. Government as GNMA certificates are, but
                  Fannie Mae and FHLMC securities are supported by the
                  instrumentalities' right to borrow from the U.S. Treasury.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include
                  collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are
                  generally structured with one or more types of credit
                  enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a
                  governmental agency or instrumentality.
                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the
                  several classes of a series of a CMO in a variety of ways.
                  Principal payments on the underlying mortgage assets may
                  cause CMOs to be retired substantially earlier then their
                  stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain
                  mortgages principally secured by interests in real property.
                  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests.
                  Guaranteed REMIC pass-through certificates ("REMIC
                  Certificates") issued by Fannie Mae or FHLMC represent
                  beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-
                  guaranteed mortgage pass-through certificates. For FHLMC
                  REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as
                  payments are required to be made on the underlying mortgage participation certificates.
                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive
                  all of the interest payments and is thus termed an interest-
                  only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates
                  rise and decrease as rates fall; the opposite is true of
                  POs. SMBs are extremely sensitive to changes in interest
                  rates because of the impact thereon of prepayment of
                  principal on the underlying mortgage securities.
Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding
                  outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and
                  facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public
                  authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated
                  facilities. General obligation bonds are backed by the
                  taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and
                  interest on private activity and industrial development
                  bonds generally is dependent solely on the ability of the
                  facility's user to meet its financial obligations and the
                  pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness,
                  demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special
                  obligation bonds, private activity and industrial
                  development bonds.
Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African

                  Development Bank, European Economic Community, European Investment Bank and Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
Options A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.
                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.
                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid assets in an amount equal to the amount the Fund would be required to pay upon exercise of the put.
                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid assets with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                     Risks associated with options transactions include: (1)
                  the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and
                  (4) while a Fund receives a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.
Receipts Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS").

REITs             REITs pool investors' funds for investment primarily in
                  income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity
                  REITs, Mortgage REITs and Hybrid REITs. Equity REITs own
                  real estate itself, but primarily invest their assets
                  directly in real estate and derive their income mainly from rent and capital gains from sale of property. Mortgage REITs make loans to provide capital to real estate owners and
                  buyers, primarily invest their assets in real estate
                  mortgages and derive their income from interest payments.
                  Hybrid REITs combine the features of Equity and Mortgage
                  REITs.
                     A REIT does not pay corporate income tax if it meets
                  regulatory requirements relating to its organization,
                  ownership, assets and income, and with a regulatory
                  requirement that it distributes at least 95% of its taxable income for each taxable year.
Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase
                  agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its
                  obligations and the Fund is delayed or prevented from
                  exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements
                  only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.
Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under rules adopted by the SEC. Under
Money Market      SEC rules, money market funds may acquire only obligations
Funds             that present minimal credit risks and that are "eligible
                  securities," which generally means they are rated, at the
                  time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in one of the top two short-term rating categories or, if unrated, determined to be of comparable quality. First tier securities are
                  securities that are rated by at least two NRSROs (one if it is the only organization rating such securities) or an
                  unrated security determined to be of comparable quality.
                  Second tier securities are eligible securities that do not qualify as first tier securities. The Advisor will determine that an obligation presents minimal credit risks or that
                  unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, no more than the
                  greater of 1% of the Fund's total assets or $1 million may be invested in second tier securities of any one issuer.
Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.

Rights            Rights are instruments giving shareholders the right to
                  purchase shares of newly issued common stock below the
                  public offering price before they are offered to the public.
Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by
                  collateral consisting of cash or securities of the U.S.
                  Government or its agencies equal at all times to 100% of the market value plus accrued interest of the loaned securities.
                  Collateral is marked to market daily. A Fund continues to
                  receive interest on the loaned securities while
                  simultaneously earning interest on the investment of cash
                  collateral in U.S. Government securities. There may be risks of delay in recovery of the securities or even loss of
                  rights in the collateral should the borrower of the
                  securities fail financially.
Securities of     Foreign securities may be U.S. dollar denominated or non-
Foreign Issuers   U.S. dollar denominated obligations or securities of foreign issuers, including obligations of foreign branches of U.S.
                  banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits,
                  Yankee certificates of deposits, depositary receipts, and
                  investments in Canadian commercial paper, foreign securities and Europaper.
Sovereign Debt    Sovereign debt securities are debt securities issued by
Securities        various foreign governmental issuers. Investing in fixed and floating rate foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign
                  obligors in developing and emerging market countries or the governmental authorities that control repayment of their
                  external debt to pay principal and interest on such debt
                  when due may depend on general economic and political
                  conditions within the relevant country. Countries such as
                  those in which a Fund may invest have historically
                  experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade
                  difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political
                  uncertainty or instability. Additional factors which may
                  influence the ability or willingness to service debt
                  include, but are not limited to, a country's cash flow
                  situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its
                  government's policy towards the International Monetary Fund, the World Bank and other international agencies.
                     The ability of a foreign sovereign obligor to make timely
                  payments on its external debt obligations will also be
                  strongly influenced by the obligor's balance of payments,
                  including export performance, its access to international
                  credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy
                  depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate
                  sufficient
                  earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral
                  organizations, and inflows of foreign investment. The
                  commitment on the part of these foreign governments,
                  multilateral organizations and others to make such
                  disbursements may be conditioned on the government's
                  implementation of economic reforms and/or economic
                  performance and the timely service of its obligations.
                  Failure to implement such reforms, achieve such levels of
                  economic performance or repay principal or interest when due may result in the cancellation of such third parties'
                  commitments to lend funds, which may further impair the
                  obligor's ability or willingness to timely service its
                  debts.
Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an
                  integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby
                  commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a
                  premium may be paid for a standby commitment or put, which premium has the effect of reducing the yield otherwise
                  payable on the underlying security.
Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of
                  its portfolio, and to protect against any increase in the
                  price of securities the Fund anticipates purchasing at a
                  later date. In a typical interest rate swap, one party
                  agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for
                  payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other
                  prices or rates, such as the value of an index or mortgage prepayment rates.
                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or
                  decrease the overall volatility of a Fund's investment and their share price and yield.
Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.
U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are supported by the right of the issuer to borrow from the

                  Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the
                  instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to
                  maturity there might not be a market and thus no means of
                  realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not
                  extend to the value or yield of these securities nor to the value of the Fund's shares.
U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury , as well as separately traded interest and principal component parts of such obligations, known as "Separately Traded Registered Interest and
                  Principal Securities" ("STRIPS"), that are transferable
                  through the Federal book-entry system.
Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in
                  specified market rates or indices. The interest rates on
                  these securities may be reset daily, weekly, quarterly or
                  some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current
                  interest rate on such obligations may not accurately reflect existing market interest rates.
Warrants          Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price, usually higher than the market price at the time of issuance during a specified period.
When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with cash or liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

ABN AMRO FUNDS
(FORMERLY, THE "REMBRANDT FUNDS")
INVESTOR SHARES
APRIL 30, 1998
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP GROWTH FUND          . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
 . REAL ESTATE FUND               . GOVERNMENT MONEY MARKET FUND
                                 . MONEY MARKET FUND
Balanced Fund                    . TAX-EXEMPT MONEY MARKET FUND
 . BALANCED FUND
--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information ("SAI") dated April 30, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The SAI is incorporated into this Prospectus by reference.

Investor Shares of the ABN AMRO Funds (formerly, the "Rembrandt Funds") (the "Trust") are offered to individuals and institutional investors through financial intermediaries which have established a dealer agreement with the Distributor.

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

HOW TO READ THIS PROSPECTUS ____________________________________________________
This Prospectus gives you information that you should know about the ABN AMRO Funds before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points.

FUND HIGHLIGHTS ________________________________________________________________
The following summary provides basic information about the Investor Shares of the following Funds: Value Fund, Growth Fund, Small Cap Growth Fund, (formerly, the "Small Cap Fund"), International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Real Estate Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope, Limited Volatility Fixed Income and Latin America Equity Funds are not currently offering Investor Shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the SAI

TABLE OF
CONTENTS

  Fund Highlights....................................................    2
  Portfolio Expenses.................................................    5
  Financial Highlights...............................................    7
  Your Account and Doing Business with Us............................   12
  Investment Objectives and Policies.................................   16
  General Investment Policies........................................   26
  Certain Risk Factors...............................................   28
  Investment Limitations.............................................   30
  The Advisor........................................................   31
  The Sub-Advisor....................................................   33
  The Administrator..................................................   34
  The Transfer Agent.................................................   34
  Distribution and Shareholder Servicing.............................   35
  Performance........................................................   35
  Taxes..............................................................   37
  Additional Information About Doing Business with Us................   40
  General Information................................................   41
  Description of Permitted Investments and Risk Factors..............   43


INVESTMENT OBJECTIVES   Below are the investment objectives and some basic
AND POLICIES            investment policies of each Fund. For more information,
                        see "Investment Objectives and Policies," "General
                        Investment Policies" and "Description of Permitted
                        Investments and Risk Factors."

EQUITY AND              The Growth Fund and Small Cap Growth Fund each seek a
BALANCED FUNDS          high level of total return primarily through capital
                        appreciation.
                            The Value Fund, International Equity Fund and
                        TransEurope Fund each seek a high level of total return through capital appreciation and current income.
                            The Asian Tigers Fund seeks to achieve capital
                        appreciation through investments within the economies of the Far East, with the exception of Japan.
                            The Latin America Equity Fund seeks long-term
                        capital appreciation.
                            The Real Estate Fund seeks a high level of total
                        return, primarily through investments in the equity securities of companies principally engaged in, or related to, the real estate industry.
                            The Balanced Fund seeks to obtain a favorable total
                        rate of return through current income and capital appreciation consistent with the preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation, by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, by investing in a portfolio consisting of primarily short- and intermediate-term U.S. Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income, by investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The International Fixed Income Fund seeks a high level of
                  total return, relative to funds with like objectives, measured in U.S. dollar terms, from income and capital appreciation, by investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, by investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund each seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities. See "General Investment Policies,"
                  "Risk Factors" and "Description of Permitted Investments and
                  Risk Factors" in this Prospectus, and the SAI.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the "Advisor,"
PROFILE           formerly, LaSalle Street Capital Management, Ltd.), 208
                  South LaSalle Street, Chicago, Illinois 60604-1003 serves as the Advisor to the Funds. ABN AMRO-NSM International Funds
                  Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International Equity Fund, TransEurope
                  Fund, Asian Tigers Fund, Latin America Equity Fund and
                  International Fixed Income Fund. First Data Investor
                  Services Group, Inc. (the "Administrator") serves as the
                  Administrator and shareholder servicing agent of the Trust, as well as transfer agent ("Transfer Agent") and dividend disbursing agent for the Trust. First Data Distributors, Inc., an affiliate of the Administrator (the "Distributor"), serves as distributor of the Trust's shares. See "The
                  Advisor," "The Sub-Advisor," "The Administrator," "The
                  Transfer Agent" and "Distribution and Shareholder
                  Servicing."

YOUR ACCOUNT      You may open an Investor Shares account with a minimum
AND DOING         investment of $2,000 per Fund and make additional
BUSINESS WITH     investments with as little as $100. However, please contact
US                your financial intermediary for its specific requirements
                  regarding minimum initial and subsequent purchase amounts.
                  Purchases and redemptions of a Fund's shares are made at net asset value per share. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of net capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of net capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any net capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/
SERVICE           For more information, call your financial intermediary.
CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________
The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in INVESTOR SHARES. Annual operating expenses are based on expenses incurred during the fiscal year ended December 31, 1997 unless otherwise stated.

SHAREHOLDER TRANSACTION EXPENSES(1)(As a percentage of offering price)
--------------------------------------------------------------------------------
                                                                     ALL FUNDS
                                                                     ---------
Maximum Sales Charge Imposed on Purchases                              None
Redemption Fee(2)                                                      None
------------------------------------------------------------------------------
(1) Certain financial intermediaries may impose account fees or other charges. An IRA Account may be charged separate account fees by its custodian.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                                EQUITY/BALANCED FUNDS
                                                ---------------------
                                         SMALL    INT'L  TRANS  ASIAN  LATIN AMERICA  REAL
                          VALUE GROWTH CAP GROWTH EQUITY EUROPE TIGERS    EQUITY     ESTATE BALANCED
                          ----- ------ ---------- ------ ------ ------ ------------- ------ --------
Advisory Fees (after fee
 waivers)(1)               .80%  .80%     .80%    1.00%  1.00%  1.00%      1.00%      .70%    .70%
12b-1 Fees                 .25%  .25%     .25%     .25%   .25%   .25%       .25%      .25%    .25%
Other Expenses (after
 fee waivers)(2)           .47%  .49%     .55%     .62%   .54%   .86%       .83%      .88%    .53%
----------------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)   1.52% 1.54%    1.60%    1.87%  1.79%  2.11%      2.08%     1.83%   1.48%
----------------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from the Real Estate Fund. The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers. "Advisory Fees" for the Fund would be 1.00%.
(2) Absent fee waivers, "Other Expenses" for the TransEurope Fund and the Real Estate Fund are estimated to be .79% and 1.92%, respectively. "Other Expenses" have been restated to reflect current fees and fee waivers. "Other Expenses" for the Latin America Equity Fund are based on estimated amounts for the current fiscal year.
(3) Absent waivers described above, "Total Operating Expenses" for the TransEurope Fund and the Real Estate Fund would be 2.04% and 3.17%, respectively.

--------------------------------------------------------------------------------

                                              FIXED INCOME FUNDS
                                              ------------------
                                 INTERMEDIATE              INTERNATIONAL   LIMITED
                          FIXED   GOVERNMENT   TAX-EXEMPT      FIXED      VOLATILITY
                          INCOME FIXED INCOME FIXED INCOME    INCOME     FIXED INCOME
                          ------ ------------ ------------ ------------- ------------
Advisory Fees (after fee
 waivers)(1)               .50%      .50%         .48%          .80%         .50%
12b-1 Fees                 .25%      .25%         .25%          .25%         .25%
Other Expenses (after
 fee waivers)(2)           .44%      .50%         .53%          .74%         .24%
-------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)   1.19%     1.25%        1.26%         1.79%         .99%
-------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Advisory Fees" for each Fund would be .60%. See "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from each Fund (except the Limited Volatility Fixed Income Fund). The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Other Expenses" would be: Fixed Income Fund--.49%, Intermediate Government Fixed Income Fund--.55%, Tax-Exempt Fixed Income Fund--.58% and International Fixed Income Fund--.79%. The Distributor is waiving, on a voluntary basis, a portion of its fee from the Limited Volatility Fixed Income Fund. Absent fee waivers, "Other Expenses" for the Limited Volatility Fixed Income Fund are estimated to be .49%. "Other Expenses" have been restated to reflect current fees and fee waivers.
(3) Absent waivers described above, "Total Operating Expenses" for the Funds would be: Fixed Income Fund--1.34%, Intermediate Government Fixed Income Fund--1.40%, Tax-Exempt Fixed Income Fund--1.43%, International Fixed Income--1.84% and Limited Volatility Fixed Income Fund--1.34%. These fee waivers are voluntary and may be discontinued at any time.

--------------------------------------------------------------------------------

                                                MONEY MARKET FUNDS
                                                ------------------
                                       TREASURY GOVERNMENT        TAX-EXEMPT
                                        MONEY     MONEY    MONEY    MONEY
                                        MARKET    MARKET   MARKET   MARKET
                                       -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)     .20%      .20%     .20%     .19%
12b-1 Fees                               .25%      .25%     .25%     .25%
Other Expenses (after fee waivers)(2)    .17%      .21%     .24%     .14%
----------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                             .62%      .66%     .69%     .58%
----------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fees from each Money Market Fund (except the Government Money Market Fund). The Advisor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Advisory Fees" would be: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. See "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from each Fund. The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. The Distributor is waiving, on a voluntary basis, a portion of its shareholder servicing fee from each Fund. The Distributor reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. Absent fee waivers, "Other Expenses" for the Funds would be: Treasury Money Market Fund--.50%, Government Money Market Fund--.47%, Money Market Fund-- .46% and Tax-Exempt Money Market Fund--.47%. "Other Expenses" have been restated to reflect current fees and fee waivers.
(3) Absent waivers described above, "Total Operating Expenses" for the Funds would be: Treasury Money Market Fund--1.10%, Government Money Market Fund-- .92%, Money Market Fund--1.06% and Tax-Exempt Money Market Fund--1.07%. These fee waivers are voluntary and may be discontinued at any time.

EXAMPLE
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                       1 YR. 3 YRS. 5 YRS. 10 YRS.
                                       ----- ------ ------ -------
  Value Fund                            $15   $48    $ 83   $181
  Growth Fund                            16    49      84    183
  Small Cap Growth Fund                  16    50      87    190
  International Equity Fund              19    59     101    219
  TransEurope Fund                       18    56     --     --
  Asian Tigers Fund                      21    66     113    244
  Latin America Equity Fund              21    65     112    241
  Real Estate Fund                       19    58     --     --
  Balanced Fund                          15    47      81    177
  Fixed Income Fund                      12    38      65    144
  Intermediate Government Fixed Income   13    40      69    151
  Tax-Exempt Fixed Income Fund           13    40      69    152
  International Fixed Income Fund        18    56      97    211
  Limited Volatility Fixed Income Fund   10    32     --     --
  Treasury Money Market Fund              6    20      35     77
  Government Money Market Fund            7    21      37     82
  Money Market Fund                       7    22      38     86
  Tax-Exempt Money Market Fund            6    19      32     73
------------------------------------------------------------------

THE EXAMPLE IS BASED ON TOTAL OPERATING EXPENSES, EXCEPT FOR THE LATIN AMERICA EQUITY FUND, TRANSEUROPE FUND, REAL ESTATE FUND, AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in Investor Shares of the Funds. Over the long-term, you may indirectly pay more than the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. If you purchase shares through a financial intermediary, you may be charged separate fees by the financial intermediary. An IRA Account may be charged separate fees by its custodian. See "The Advisor," "The Administrator" and "Distribution and Shareholder Servicing."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Ernst & Young LLP, the Trust's independent auditors, as indicated in their report dated January 30, 1998 on the Trust's financial statements as of December 31, 1997. The Trust's financial statements and the auditors report thereon are included in the Trust's 1997 Annual Report to Shareholders and incorporated by reference to the Trust's SAI under "Financial Statements." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1997, the TransEurope Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. In addition, as of December 31, 1997, Investor Shares of the Latin America Equity Fund and Real Estate Fund were not available for purchase by the public. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                       Ratio of   Ratio of
                                                                                                         Net      Expenses
                               Realized                                Net                   Ratio of Investment     to
              Net      Net        and                Distri-          Asset            Net   Expenses   Income    Average
             Asset   Invest-  Unrealized  Dividends  butions  Contri- Value           Assets    to    (Loss) to     Net
             Value    ment       Gains     from Net   from    bution   End            End of Average   Average     Assets
           Beginning Income/  (Losses )on Investment Capital    of      of   Total    Period   Net       Net     (Excluding
           of Period (Loss)   Securities    Income    Gains   Capital Period Return   (000)   Assets    Assets    Waivers)
---------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1997       $13.26   $ 0.20     $ 3.76      $(0.20)  $(0.48)   $0.00  $16.54 30.20%*  $1,965   1.26%     1.32 %     1.32%
 1996        12.28     0.25       2.18       (0.25)   (1.20)    0.00   13.26 20.09 *   1,672   1.28      1.94       1.28
 1995         9.80     0.32       2.74       (0.32)   (0.26)    0.00   12.28 31.72 *   1,497   1.33      2.79       1.33
 1994        10.30     0.31      (0.33)      (0.31)   (0.17)    0.00    9.80 (0.21)*     731   1.37      3.13       1.37
 1993(1)     10.41     0.21      (0.03)      (0.21)   (0.08)    0.00   10.30  1.95 *     435   1.48      2.51       8.99**
 GROWTH FUND
 -----------
 1997       $13.09   $ 0.08     $ 2.97      $(0.08)  $(1.46)   $0.00  $14.60 23.65%*  $3,485   1.27%     0.54 %     1.33%
 1996        11.62     0.14       2.33       (0.14)   (0.86)    0.00   13.09 21.41 *   3,031   1.27      1.11       1.27
 1995         9.74     0.12       2.89       (0.13)   (1.00)    0.00   11.62 31.29 *   2,681   1.31      1.10       1.31
 1994        10.23     0.13      (0.37)      (0.13)   (0.12)    0.00    9.74 (2.42)*   1,530   1.33      1.30       1.33
 1993(2)     10.44     0.10      (0.08)      (0.11)   (0.12)    0.00   10.23 (0.23)*     840   1.43      1.24       6.55**
 SMALL CAP GROWTH FUND#
 ----------------------
 1997       $13.00   $(0.13)    $ 2.05      $ 0.00   $(1.63)   $0.00  $13.29 15.45%*  $  552   1.29%    (0.97)%     1.35%
 1996        12.46    (0.07)      2.39        0.00    (1.78)    0.00   13.00 19.18 *     579   1.30     (0.52)      1.30
 1995         9.58    (0.01)      3.05        0.00    (0.16)    0.00   12.46 31.73 *     553   1.39     (0.08)      1.39
 1994        10.25     0.00      (0.67)       0.00     0.00     0.00    9.58 (6.54)*     294   1.38      0.02       1.38
 1993(3)      9.51     0.00       0.75       (0.01)    0.00     0.00   10.25 10.55 *     124   1.57     (0.10)     33.84**
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets  Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
-------------------------------------------
 VALUE FUND
 ----------
 1997          1.26 %      79%    $0.0408
 1996          1.94        58      0.0493
 1995          2.79        37         N/A
 1994          3.13        38         N/A
 1993(1)      (5.00)**     40         N/A
 GROWTH FUND
 -----------
 1997          0.48 %      62%    $0.0600
 1996          1.11        58      0.0600
 1995          1.10        71         N/A
 1994          1.30        68         N/A
 1993(2)      (3.88)**     82         N/A
 SMALL CAP GROWTH FUND#
 ----------------------
 1997         (1.03)%     170%    $0.0597
 1996         (0.52)      158      0.0599
 1995         (0.08)      142         N/A
 1994          0.02        43         N/A
 1993(3)     (32.37)**     27         N/A

-------------------------------------------
-------------------------------------------
 * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 #  Formerly, the "Small Cap Fund."
 1. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                       Ratio of   Ratio of
                               Realized                                                                  Net      Expenses
                                 and                                  Net                    Ratio of Investment     to
              Net      Net    Unrealized            Distri-          Asset             Net   Expenses   Income    Average
             Asset   Invest-    Gains    Dividends  butions  Contri- Value            Assets    to    (Loss) to     Net
             Value    ment     (Losses)   from Net   from    bution   End             End of Average   Average     Assets
           Beginning Income       on     Investment Capital    of      of   Total     Period   Net       Net     (Excluding
           of Period (Loss)   Securities   Income    Gains   Capital Period Return    (000)   Assets    Assets    Waivers)
---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1997       $15.79   $ 0.01     $ 0.66     $(0.03)  $(1.09)   $0.00  $15.34   4.28 %* $1,245   1.60%    (0.05)%     1.65%
 1996        14.52     0.04       1.35       0.00    (0.15)    0.03   15.79   9.85*+   1,608   1.61      0.20       1.61
 1995        12.96     0.05       1.73      (0.02)   (0.20)    0.00   14.52  13.79 *   1,686   1.68      0.42       1.68
 1994        12.58     0.02       0.37       0.00    (0.01)    0.00   12.96   3.08 *   1,179   1.73      0.03       2.22
 1993(1)     10.93    (0.01)      1.70       0.00    (0.04)    0.00   12.58  23.52 *     321   1.92     (0.38)     20.12**
 ASIAN TIGERS FUND
 -----------------
 1997       $11.89   $ 0.05     $(4.36)    $ 0.00   $(0.01)   $0.00  $ 7.57 (36.25)%* $  334   1.85%     0.30%      1.89%
 1996        10.44    (0.02)      1.48      (0.01)   (0.02)    0.02   11.89  14.21*++    840   1.79     (0.15)      1.79
 1995         9.47     0.11       0.95      (0.09)    0.00     0.00   10.44  11.18 *     733   1.81      1.05       1.88
 1994(2)     10.00     0.01      (0.53)      0.00    (0.01)    0.00    9.47  (5.37)*     705   1.90      0.15       2.75**
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
              Net
             Assets    Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
-------------------------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1997         (0.10)%      17%    $0.0438
 1996          0.20         9      0.0561
 1995          0.42        11         N/A
 1994         (0.46)        6         N/A
 1993(1)     (18.58)**     13         N/A
 ASIAN TIGERS FUND
 -----------------
 1997          0.26 %      42%    $0.0076
 1996         (0.15)       24      0.0106
 1995          0.98        28         N/A
 1994(2)      (0.70)**     13         N/A

-------------------------------------------
-------------------------------------------
  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 9.64%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 14.02%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                      Ratio of
                                                                                                                        Net
                                                                                                Ratio of   Ratio of  Investment
                              Realized                                                            Net      Expenses    Income
                                 and                           Net                    Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-   Asset             Net   Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions   Value            Assets    to        to        Net        Net
             Value   Invest-  (Losses)    from Net   from      End            End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital    of    Total    Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains    Period Return    (000)   Assets    Assets    Waivers)   Waivers)
--------------------------------------------------------------------------------------------------------------------------------
 BALANCED FUND
 -------------
 1997       $ 10.98   $0.30    $ 2.06      $(0.30)  $(0.31)  $12.73  21.80%*  $4,157    1.18%     2.43%      1.24%       2.37 %
 1996         10.75    0.30      1.04       (0.32)   (0.79)   10.98  12.86*    3,710    1.19      2.89       1.19        2.89
 1995          9.53    0.34      1.67       (0.36)   (0.43)   10.75  21.52*    3,949    1.22      3.36       1.22        3.36
 1994         10.03    0.27     (0.49)      (0.27)   (0.01)    9.53  (2.29)*   2,894    1.24      2.86       1.34        2.76
 1993(1)      10.28    0.20      0.12       (0.22)   (0.35)   10.03   4.07*    1,265    1.30      2.30       5.06**     (1.46)**
 FIXED INCOME FUND
 -----------------
 1997        $10.09   $0.59    $ 0.29      $(0.58)  $(0.01)  $10.38   8.92%*  $  428    0.96%     5.71%      1.12%       5.55 %
 1996         10.35    0.57     (0.26)      (0.57)    0.00    10.09   3.24*      459    0.98      5.65       1.08        5.55
 1995          9.32    0.55      1.04       (0.56)    0.00    10.35  17.40*      646    0.99      5.72       1.09        5.62
 1994         10.24    0.50     (0.90)      (0.52)    0.00     9.32  (3.97)*     442    0.98      5.38       1.08        5.28
 1993(2)      10.30    0.35      0.23       (0.37)   (0.27)   10.24   7.44*       86    1.06      4.08      42.44**    (37.30)**
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1997        $ 9.85   $0.57    $ 0.16      $(0.54)  $ 0.00   $10.04   7.66%*  $  104    0.96%     5.44%      1.10%       5.30 %
 1996         10.05    0.49     (0.18)      (0.51)    0.00     9.85   3.30*      251    0.99      4.87       1.09        4.77
 1995          9.32    0.49      0.76       (0.52)    0.00    10.05  13.59*    2,946    0.98      5.18       1.08        5.08
 1994         10.07    0.43     (0.73)      (0.45)    0.00     9.32  (3.03)*   1,133    1.02      5.05       1.12        4.95
 1993(3)      10.21    0.28     (0.02)      (0.30)   (0.10)   10.07   3.42*       46    1.04      3.85      77.08**    (72.19)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-------------------------------
 BALANCED FUND
 -------------
 1997         111%    $0.0450
 1996         104      0.0496
 1995          85         N/A
 1994          85         N/A
 1993(1)      126         N/A
 FIXED INCOME FUND
 -----------------
 1997         233%        N/A
 1996         194         N/A
 1995          59         N/A
 1994         126         N/A
 1993(2)      163         N/A
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1997         283%        N/A
 1996         179         N/A
 1995         115         N/A
 1994         124         N/A
 1993(3)       81         N/A

-------------------------------
-------------------------------
  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 12, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12,1993. All rates and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                     Ratio of
                                                                                                                       Net
                                                                                                                    Investment
                                                                                               Ratio of   Ratio of    Income
                              Realized                                                           Net      Expenses    (Loss)
                                and                          Net                     Ratio of Investment     to         to
              Net            Unrealized            Distri-  Asset              Net   Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions  Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from     End             End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total     Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return     (000)   Assets    Assets    Waivers)   Waivers)
-------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1997       $ 9.97    $0.47    $ 0.41     $(0.46)  $ 0.00   $10.39  9.11 %*  $   537   0.98%     4.59%       1.14%      4.43 %
 1996        10.18     0.43     (0.17)     (0.47)    0.00     9.97  2.70*        680   0.98      4.70        1.10       4.58
 1995         9.24     0.43      0.97      (0.46)    0.00    10.18 15.43 *     1,131   1.00      4.59        1.12       4.47
 1994        10.22     0.40     (0.93)     (0.42)   (0.03)    9.24 (5.27)*     1,059   0.97      4.35        1.10       4.22
 1993(1)     10.29     0.32      0.14      (0.34)   (0.19)   10.22  5.73 *       428   1.05      3.88       11.86**    (6.93)**
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1997       $10.23    $0.49    $(1.12)    $ 0.00   $ 0.00   $ 9.60 (6.16)%*  $    68   1.47%     3.83%       1.51%      3.78 %
 1996        10.56     0.54     (0.27)     (0.60)    0.00    10.23  2.62*        112   1.36      4.43        1.36       4.43
 1995         9.53     0.52      1.45      (0.94)    0.00    10.56 20.68 *       125   1.35      5.57        1.41       5.51
 1994        10.42     0.46     (0.64)     (0.53)   (0.18)    9.53 (1.71)*        87   1.41      5.03        7.54      (1.10)
 1993(2)     10.88     0.40      0.12      (0.57)   (0.41)   10.42  6.61 *        17   1.56      5.85      319.45**  (312.04)**
 TREASURY MONEY MARKET FUND
 --------------------------
 1997       $ 1.00    $0.05    $ 0.00     $(0.05)  $ 0.00   $ 1.00  4.70 %*  $ 6,722   0.58%     4.60%       0.88%      4.30 %
 1996         1.00     0.04      0.00      (0.04)    0.00     1.00  4.54      10,910   0.69      4.45        0.84       4.30
 1995         1.00     0.05      0.00      (0.05)    0.00     1.00  5.02       7,931   0.69      4.89        0.84       4.74
 1994         1.00     0.03      0.00      (0.03)    0.00     1.00  3.32       3,231   0.70      3.52        0.86       3.36
 1993(3)      1.00     0.02      0.00      (0.02)    0.00     1.00  2.29       1,347   0.75      2.28        5.23**    (2.20)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1997          54%      N/A
 1996          98       N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1997          52%      N/A
 1996          85       N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 TREASURY MONEY MARKET FUND
 --------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(3)      N/A       N/A

-------------------------------
-------------------------------
 * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on April 26, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on March 25, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                  Ratio of
                                                                                                                    Net
                                                                                                                 Investment
                                Net                                                         Ratio of   Ratio of   Income/
                              Realized                                                        Net      Expenses    (Loss)
                                and                Distri-   Net                  Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net   Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets    to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period   Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)   Assets    Assets    Waivers)   Waivers)
---------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1997        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   5.05%* $8,932   0.59%     4.95%      0.72%      4.82 %
 1996         1.00     0.05     0.00       (0.05)    0.00    1.00   4.82    5,093   0.69      4.71       0.69       4.71
 1995         1.00     0.05     0.00       (0.05)    0.00    1.00   5.33    3,002   0.67      5.18       0.67       5.18
 1994         1.00     0.04     0.00       (0.04)    0.00    1.00   3.63    2,739   0.67      3.62       0.67       3.62
 1993(1)      1.00     0.02     0.00       (0.02)    0.00    1.00   2.78    1,814   0.72      2.69       2.37**     1.04**
 -----------------
 MONEY MARKET FUND
 -----------------
 1997        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   5.12%* $1,282   0.59%     5.00%      0.85%      4.74 %
 1996         1.00     0.05     0.00       (0.05)    0.00    1.00   4.87    1,466   0.68      4.77       0.83       4.62
 1995         1.00     0.05     0.00       (0.05)    0.00    1.00   5.38    1,358   0.66      5.22       0.81       5.07
 1994         1.00     0.04     0.00       (0.04)    0.00    1.00   3.71      605   0.66      4.13       0.81       3.98
 1993(2)      1.00     0.02     0.00       (0.02)    0.00    1.00   2.76      118   0.72      2.69      10.48      (7.09)
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1997        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   3.10%* $2,978   0.58%     3.07%      0.89%      2.76 %
 1996         1.00     0.03     0.00       (0.03)    0.00    1.00   2.88    2,807   0.65      2.85       0.81       2.69
 1995         1.00     0.03     0.00       (0.03)    0.00    1.00   3.24    3,244   0.66      3.19       0.81       3.04
 1994         1.00     0.02     0.00       (0.02)    0.00    1.00   2.24    4,204   0.68      2.31       0.84       2.15
 1993(3)      1.00     0.01     0.00       (0.01)    0.00    1.00   1.65    1,394   0.74      1.81       4.88      (2.33)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
---------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 -----------------
 MONEY MARKET FUND
 -----------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(2)      N/A       N/A
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1997         N/A       N/A
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(3)      N/A       N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  * Sales loads which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.

 ................................................................................

 WHAT IS AN INTERMEDIARY?

 Any entity, such as a bank, broker-dealer, other financial institution, association or organization that has entered into an arrangement with the Distributor to sell Fund shares to its customers.
 ................................................................................
YOUR ACCOUNT AND DOING BUSINESS WITH US

Investor Shares are sold on a continuous basis and may be purchased through financial institutions or broker-dealers which have established a dealer agreement with the Distributor ("Intermediaries"). The Funds may make Investor Shares available to other investors in the future. Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO           Shares of the Funds may be purchased through Intermediaries,
PURCHASE,        which provide various services to their customers, on any day
REDEEM AND       on which the New York Stock Exchange ("NYSE") is open for
EXCHANGE         business (a "Business Day"). The purchase price of Investor
SHARES           Shares of the Fund is the net asset value next determined after a purchase order is effective. A purchase order for Investor
                 Shares of the Equity, Balanced and Fixed Income Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment before net asset value is determined. However, an order may be canceled if the custodian does not receive Federal funds before net asset value is determined on the next Business Day, and you could be liable for any fees or expenses incurred by the Trust. A purchase order for Investor Shares of the Money Market Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and the Custodian receives Federal funds payment before 1:00 p.m., Eastern time on such day. Each Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. Certain Intermediaries may charge account fees. Information concerning shareholder services and any charges will be provided to you by your Intermediary. Some
                 Intermediaries may be required to register as broker-dealers under state law.

                    The shares you purchase through an Intermediary may be held
                 "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

Other            Purchases of Investor Shares may be made by direct deposit or
Information      Automated Clearing House ("ACH") transactions if your
Regarding        Intermediary offers such services. Please contact your
Purchases        Intermediary to find out if these services are available to you and for more information about direct deposit or ACH transactions.

 ................................................................................

 HOW DOES AN EXCHANGE TAKE PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Funds in order to purchase the shares of another Fund. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................

  Purchase requests for the Money Market Funds submitted to the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or custodian capacity, will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same Business Day.
  Your Intermediary also may impose a wire charge on purchases.
  No certificates representing shares will be issued.

Automatic        You may systematically purchase Investor Shares through
Investment       deductions from your checking account, provided these accounts
Plan ("AIP")     are maintained through banks which are part of the ACH system.
                 Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month. You should contact your intermediary to find out if the AIP is available to you. You may obtain an AIP application form by calling 1-800-443-4725 or by contacting your Intermediary.

HOW TO EXCHANGE SHARES

When Can You     Once payment for your shares has been received and accepted
Exchange         (i.e., an account has been established), you may exchange
Shares?          some or all of your Investor Shares for Investor Shares of other Funds within the Trust.

                    Exchanges will be made only after instructions in writing
                 or by telephone are received by the Transfer Agent. Shares may be exchanged on any Business Day.
                    The Trust reserves the right to change the terms and

                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.

Requesting an    To exchange shares, you should contact your Intermediary, who
Exchange of      will contact the Transfer Agent and effect the exchange on
Shares           your behalf.

                    If an exchange request in good order is received by the
                 Transfer Agent prior to the time the net asset value is determined for the Equity, Balanced and Fixed Income Funds, and by 1:00 p.m., Eastern time for the Money Market Funds, on any Business Day, the exchange usually will occur on that day. Exchanges are made at the net asset value next determined after the request is received by the Transfer Agent. Your Intermediary may have earlier cutoff times for exchange requests. Please contact your Intermediary for more information about its exchange policies.

                    Exchange requests for the Money Market Funds submitted to
                 the Transfer Agent before 5:00 p.m., Eastern time, by accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or custodian capacity,

 ................................................................................

 WHAT IS A SIGNATURE GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

 ................................................................................

                 will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same Business Day.

HOW TO REDEEM    You may redeem your shares on any Business Day. Redemption
(SELL) SHARES    requests must be made directly to your Intermediary. If a
                 redemption request is received by the Transfer Agent prior to the time net asset value is determined for the Equity, Balanced and Fixed Income Funds, and by 1:00 p.m., Eastern time for the Money Market Funds, on any Business Day, the redemption usually will occur on that day. Redemptions are made at the net asset value next determined after the request is received by the Transfer Agent. Your Intermediary may have earlier cutoff times for redemption requests. Please contact your Intermediary for more information regarding redemption orders.

                    Redemption requests for the Money Market Funds submitted
                 to the Transfer Agent before 5:00 p.m., Eastern Time, by accounts for which ABN AMRO North America, Inc. or certain of its affiliates act in a fiduciary, agency, investment advisory or cusodian capacity, will become effective at the net asset value determined as of 5:00 p.m., Eastern time that same Business Day.

                    A redemption request submitted by mail must be received by the Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. This signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

Redemption       Payment to shareholders for shares redeemed generally will be
Proceeds         made within seven days after receipt by the Transfer Agent of the valid redemption request. However, at various times, a Fund may be asked to redeem shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed for up to 15 days from the date of purchase or until payment has been collected for the purchase of your shares.

                     The Funds intend to pay cash for all shares redeemed, but
                  under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs and taxes in converting such securities to cash.

                     You may have redemption proceeds mailed to your address
                  or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. Under most circumstances, payments will be wired on the next Business Day following receipt of a valid redemption request. Redemption proceeds may be transferred by wire for a wire charge of $10.00, which is deducted from the amount of the redemption. Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communications    Neither the Trust nor the Transfer Agent will be responsible
with the          for any loss, liability, cost or expense for acting upon
Transfer Agent    wire instructions or upon telephone instructions that it
                  reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and an Intermediary experiences difficulties placing redemption orders by telephone, the Intermediary may wish to consider placing the order by other means. Your Intermediary may not close your account by telephone. Please contact your Intermediary for more information regarding its specific requirements for written and telephone requests for redemptions and signature guarantee requirements.

                     See "Purchase and Redemption of Shares" in the Statement
                  of Additional Information for examples of when your right to redeem your shares may be suspended.

Systematic        The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan   Investor Shareholders who wish to receive regular
                  distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments by check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. You should contact your Intermediary to find out if a SWP is available to you and for information about the SWP. A SWP Application may be obtained by calling
                  1-800-443-4725 or by contacting your Intermediary.

                     If SWP withdrawals exceed income dividends, your invested
                  principal in your account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. To change or cancel the SWP, please contact your Intermediary.

 ................................................................................

 WHAT ARE INVESTMENT OBJECTIVES AND POLICIES?

 Each Fund's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Fund invests.

 ................................................................................

CHECKWRITING     You may redeem your Money Market Investor Shares by writing
SERVICE          checks on your account. Once you have signed and returned a signature card, you will receive a supply of checks. A check
(Money Market    may be made payable to any person, and your account will
Funds)           continue to earn dividends until the check clears.

                    Because of the difficulty of determining in advance the
                 exact value of a Fund account, you may not use a check to close your account. Your account may be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.

                    You should contact your Intermediary to find out if
                 checkwriting services are available to you and for more information about checkwriting services.

INVESTMENT OBJECTIVES AND
POLICIES
        -----------------------------------------------------------------------
VALUE FUND
                 The Value Fund seeks a high level of total return through capital appreciation and current income.

                    Under normal circumstances, the Value Fund invests at least
                 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The Fund primarily invests in common stocks that: (i) are below average price to earnings, price to book value, price to sales, price to cash flow ratios and/or above average dividend yields and (ii) are issued by companies that the Advisor believes are financially sound and showing improving fundamentals not yet reflected in the market.

                    Any remaining Fund assets may be invested in: (i) warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization ("NRSRO"); (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs")); and interests in real estate investment trusts ("REITs").

GROWTH FUND      The Growth Fund seeks a high level of total return primarily through capital appreciation.

                    Under normal circumstances, the Growth Fund invests at
                 least 65% of its total assets in common stocks of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings. The Growth Fund primarily invests in common stocks that: (i) have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the gross domestic product; and (iii) maintain a positive return on equity and total assets.

                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored
                  ADRs); and (v) REITs.

SMALL CAP         The Small Cap Growth Fund (formerly, the "Small Cap Fund")
GROWTH FUND       seeks a high level of total return primarily through capital appreciation.

                     Under normal circumstances, the Small Cap Growth Fund
                  invests at least 65% of its total assets in common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The Advisor emphasizes a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1.5 billion. In selecting stocks for the Fund, factors reviewed include sales and earnings growth rates and the strength of the issuer's balance sheet.

                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored
                  ADRs); and (v) REITs. The Fund invests in equity securities of foreign issuers only if they satisfy in substance the criteria for investing in smaller capitalization stocks set forth above.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.

                     Under normal circumstances, the International Equity Fund
                  invests at least 65% of its total assets in equity securities of issuers in at least three countries other than the U.S.

                     While the Fund does not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify the Fund's investments among countries to reduce currency risk. Investments are made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. Normally, a portion of the Fund's total assets is held in U.S. dollars.

                     Any remaining Fund assets may be invested in: (i) common
                  stocks of closed-end management investment companies that invest primarily in international common stocks; (ii) stocks of U.S. issuers; (iii) convertible securities of U.S. issuers; and (iv) money market instruments.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.

                     Under normal circumstances, the TransEurope Fund will
                  invest as fully as feasible (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and developing markets of Europe. The Fund may also invest in the equity securities of issuers in Eastern European countries, including developing countries such as: the Czech Republic, Hungary, Poland and Slovakia. Investing in developing countries involves special risks not associated with domestic markets. See "Certain Risk Factors."

                     Any remaining Fund assets may be invested in money market
                  instruments of European issuers. The Fund may invest or hold a portion of its assets in U.S. dollars and European currencies, including multinational currency units. Normally, a portion of the Fund's total assets will be held in U.S. dollars. The Fund currently is not offering its shares to the public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND
                     The Asian Tigers Fund primarily invests in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. Currently, the Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.

                     Under normal circumstances, the Fund invests at least 65%
                  of its total assets in equity securities of issuers located in some or all of the following Asian countries: China, Hong Kong, Indonesia, Malaysia, the Philippines, Singapore and Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and Taiwan, and other developing markets. The Fund has no set policy for allocating investments among Asian countries. Allocation of investments among countries depends on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.

                     Any of the Fund's remaining assets may be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian issuers.

                     In selecting industries and particular issuers, the
                  Advisor evaluates costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.

                     The Fund may invest or hold a portion of its assets in
                  U.S. dollars and Asian currencies. Normally, a portion of the Fund's total assets is held in U.S. dollars.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.

                     The Fund primarily invests in equity securities of (i)
                  companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Latin American issuers.

                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin American countries. For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.

                     The Fund may invest in investment grade debt securities,
                  including debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"), obligations of supranational entities, Brady Bonds and money market instruments.

                     The Fund may invest or hold a portion of its assets in
                  U.S. dollars and Latin American currencies. Normally, a portion of the Fund's total assets is held in U.S. dollars. The Fund may enter into interest rate swaps, currency transactions, caps, collars and floors for hedging purposes. The Fund may also write (i.e., sell) covered call options on the securities in which it may invest.

                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund currently is not offering Investor Shares to the public.

REAL ESTATE       The Real Estate Fund seeks a high level of total return, a
FUND              combination of growth and income, primarily through
                  investments in equity securities of companies principally engaged in the real estate industry. The Fund may invest in shares or units of beneficial interests of REITs and limited partnership interests in master limited partnerships.

                     Under normal circumstances, the Fund invests at least 65%
                  of its assets in equity securities of U.S. or foreign companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate, or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies in the real estate industry may include, but are not limited to, REITs or other securitized real estate investments, master limited partnerships that are treated as corporations for Federal income tax purposes and that invest in interests in real estate, real estate operating companies, real estate brokers or developers, financial institutions that make or service mortgages, and companies with substantial real estate holdings, such as lumber and paper companies, hotel companies, residential builders and land-rich companies. The Fund does not invest in real estate directly.

                     Any refinancing assets of the Fund may be invested in
                  securities of companies outside the real estate industry, including: U.S. dollar denominated equity securities of foreign issuers, including sponsored ADRs; fixed income securities rated in the four highest rating categories by an NRSRO; money market instruments and U.S. Government securities. The Fund may engage in short sales.

                     The Fund may invest in convertible securities rated in
                  the four highest rating categories by an NRSRO. The Fund may invest up to 100% of its assets in equity securities of foreign companies principally engaged in the real estate industry.

                     The Fund may be more susceptible to the risks associated
                  with the direct ownership of real estate than an investment company that does not concentrate its investment in this manner.

                     The Real Estate Fund's investments may be subject to the
                  risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; demographic trends and variations in rental income; changes in zoning laws; casualty or condemnation losses; environmental risks; regulatory limitations on rents; changes in neighborhood values; related party risks; changes in the appeal of properties to tenants; increases in interest rates; and other real estate capital market influences. Generally, increases in interest rates increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return may fluctuate, and a shareholder's investment when redeemed may be worth more or less than its original cost. Certain of these securities that are issued by foreign companies may be subject to the risks associated with investing in foreign securities in addition to the risks associated with the direct ownership of real estate.
                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.
                     Under normal circumstances, the Balanced Fund invests at
                  least 80% of its net assets in fixed income and equity securities, with at least 25% of its assets in fixed income senior securities. Permissible investments for the Fund include: (i) equity securities; (ii) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO; (iii) securities denominated in U.S. dollars or in foreign currencies, including multinational currency units, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (v) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S.
                  commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (vi) obligations denominated in U.S. dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) STRIPS and receipts; (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") deemed by the Advisor to be of investment grade; (xiii) swaps; (xiv) municipal notes rated in the highest two rating categories by an NRSRO; and (xv) municipal bonds rated in the highest three rating categories by an NRSRO.
                     The remainder of the Fund's assets may be invested in:
                  (i) debt securities convertible into common stocks; (ii) preferred stocks convertible into common stocks; (iii) U.S.
                  dollar denominated equity securities of foreign issuers
                  (including sponsored ADRs); (iv) foreign securities; and (v) equity options. The Fund may invest in equity securities of companies of all sizes, including smaller capitalization companies. The Fund has no minimum rating criteria for convertible securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     Under normal circumstances, the Fixed Income Fund invests
                  as fully as feasible (and at least 65% of its total assets) in the following fixed income securities: (i) U.S. and foreign corporate bonds and debentures rated in the highest four rating categories by an NRSRO; (ii) obligations issued or guaranteed as to principal and interest by the U.S.
                  Government, its agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S.
                  dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts; (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund does not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                  The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.
                     The Intermediate Government Fixed Income Fund invests
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as mortgage-backed securities, and repurchase agreements involving such securities.

                     Normally, the Fund maintains an average weighted maturity
                  of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     Under normal circumstances, the Tax-Exempt Fixed Income
                  Fund invests as fully as feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO, and invests at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO; (ii) municipal notes rated in the highest two rating categories by an NRSRO; (iii) fixed income options and futures; (iv) asset-backed securities; (v) receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.

INTERNATIONAL     The International Fixed Income Fund seeks a high level of
FIXED INCOME      total return relative to funds with like investment
FUND              objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     Under normal circumstances, the International Fixed
                  Income Fund invests as fully as feasible (at least 65% of its total assets) in investment grade fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark,
                  Finland, France, Germany, Ireland, Italy, Japan, Luxembourg,
                  The Netherlands, New Zealand, Norway, Spain, Sweden,
                  Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments are made in high quality securities denominated in various currencies, including the Euro.

                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO; (ii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities ("sovereign debt"); (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations; and (vii) swaps.
                     Any remaining Fund assets may be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) obligations (certificates of deposit, time deposits, and bankers' acceptances) of commercial banks, savings and loan institutions, and U.S. and foreign branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iv) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) receipts; (vii) GICs; and
                  (viii) BICs. The Fund may invest or hold a portion of its assets in U.S. dollars and foreign currencies, including multinational currency units. Normally, a portion of the Fund's total assets is held in U.S. dollars.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                     The Fund is non-diversified for purposes of the 1940 Act,
                  which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.
                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper of U.S. or foreign issuers rated in the highest two rating categories by an NRSRO;
                  (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S.
                  savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities;
                  (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest three rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) receipts; (x) repurchase agreements involving such securities; (xi) swaps; (xii) municipal notes rated in the highest two rating categories by an NRSRO; and
                  (xiii) municipal bonds rated in the highest three rating categories by an NRSRO.
                     The Fund may invest in forward commitments and securities
                  of foreign issuers.
                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment.
                     The Fund currently is not offering its shares to the
                  public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing in U.S. Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").
                     The Fund's investments in STRIPS is limited to components
                  with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The
                  Fund invests primarily in U.S. Treasury Obligations (other than STRIPS) and repurchase agreements involving such securitiies.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.

                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (v) short-term corporate obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities;
                  (viii) loan participations; (ix) receipts; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United
                  States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal
                  Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper; and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.

GENERAL
INVESTMENT
POLICIES ____________________________________________________
THE EQUITY AND    Each Fund may invest in convertible securities.
BALANCED FUNDS

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities. The
                  Fixed Income Fund, Tax-Exempt Fixed Income Fund,
                  International Fixed Income Fund, Limited Volatility Fixed
                  Income Fund and Balanced Fund may purchase mortgage-backed securities issued by non-governmental issuers that are rated in the highest three rating categories of an NRSRO.

                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds may invest only in U.S.
                  dollar denominated securities, must maintain an average maturity on a dollar-weighted basis of 90 days or less, and may acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted
                  Investments and Risk Factors--Restraints on Investments by
                  Money Market Funds."

ALL FUNDS         Each Fund (except the Money Market Funds) may invest up to
                  15% of its total assets in restricted securities. Each Fund invests no more than 15% (10% for each Money Market Fund) of its net assets in illiquid securities. All Funds may invest in variable and floating rate obligations and may purchase securities on a when-issued basis, and may enter into repurchase agreements. Each Fund (except the Money Market
                  Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.
                     In addition, each Fund may engage in securities lending. There is no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund may not exceed 1/2 of 1% of the value of the total assets of the Fund.
                     For temporary defensive purposes, when the Advisor
                  determines that market conditions warrant, each of the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments, and may hold U.S. dollars and foreign currencies, including multinational currency units.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category (investment grade bonds) have an adequate capacity to pay principal and interest, but may have speculative characteristics as well. The quality standards of debt securities and other obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund. The Funds may invest in unrated securities that the Advisor (or Sub-Advisor) determine to be of comparable quality at the time of purchase.
                     For a description of ratings, see the SAI.

CERTAIN RISK
FACTORS ________________________________________________________________________
                  The investment policies of each Fund entail certain risks
                  and considerations of which you should be aware.
Equity            Investments in equity securities are generally subject to
Securities        market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.
Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such
                  securities generally decline. Moreover, while securities
                  with longer maturities tend to produce higher yields, the
                  prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in
                  interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make
                  payments of interest and principal also affect the value of these investments. There is a risk that the current interest rate on floating and variable rate instruments may not
                  accurately reflect existing market interest rates. Fixed
                  income securities rated BBB by S&P or Baa by Moody's (the
                  lowest ratings of investment grade bonds) are deemed by
                  these rating services to have speculative characteristics.
Foreign           Securities of foreign issuers are subject to certain risks
Securities        not typically associated with domestic securities,
                  including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.

                     Trading in sovereign debt involves a high degree of risk,
                  since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the
                  principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden,
                  political constraints, cash flow problems and other national economic factors. As a result, governments may default on
                  their sovereign debt, which may require holders of such
                  sovereign debt to participate in debt rescheduling or
                  additional lending to defaulting governments. There is no
                  bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. A Fund's investments in
                  developing countries can be considered speculative, and
                  therefore may offer higher potential for gains and losses
                  than investments in developed markets of the world. With
                  respect to any developing country, the risks associated with foreign investing are greater. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be
                  adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency value and other protectionist measures imposed or negotiated by the
                  countries with which they trade.
                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A
                  Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio
                  position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This
                  may limit a Fund's ability to effectively hedge its
                  investments in such markets.
Mortgage-Backed   During periods of declining interest rates, prepayment of
Securities        mortgages underlying mortgage-backed securities can be
                  expected to accelerate. Prepayment of mortgages which
                  underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these
                  unpredictable prepayment characteristics, it is often not
                  possible to predict accurately the average life or realized yield of a particular issue.
Non-              A non-diversified Fund for purposes of the 1940 Act means
Diversification   that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. A non-diversified Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of a non-diversified Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified mutual fund.
REITs             REITs may be affected by changes in the value of their
                  underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.
                  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the
                  "Code"), or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which a Fund may invest. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Small             Investments in small capitalization companies involve
Capitalization    greater risk than is customarily associated with larger,
Companies         more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of small-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market suitability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies of the market averages in general. If a Fund invests primarily in common stocks of smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

INVESTMENT LIMITATIONS _________________________________________________________
                  No Equity, Fixed Income or Balanced Fund may:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.
                     This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity, International Fixed Income or Real Estate Funds.
                  2. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; repurchase agreements involving such securities; and with respect to the Real Estate Fund, investments in the real estate industry) if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry.
                  3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.

                  No Money Market Fund may:
                  1. Purchase securities of any issuer if, as a result, the
                     Fund would violate the diversification provisions of Rule 2a-7 under the 1940 Act.
                  2. Purchase securities of any issuer if, as a result, more than 25% of the total assets of the Fund are invested in the securities of one or more issuers whose principal business activities are in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investment in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or in repurchase agreements involving such securities; (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by government or political subdivisions of governments.
                  3. Make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder.
                           The foregoing percentages apply at the time of the
                  purchase of a security. Additional investment limitations are set forth in the SAI.

THE ADVISOR ____________________________________________________________________
                  The Trust and the Advisor, 208 South LaSalle Street,
                  Chicago, Illinois 60604-1003, have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.
                     Under the Advisory Agreement, the Advisor is entitled to
                  a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small Cap and International Fixed Income
                  Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity,
                  Real Estate and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .60% of the average daily net assets of the Fixed Income, Intermediate
                  Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate voluntary fee waivers at any time.
                     For the fiscal year ended December 31, 1997, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers Fund, .70% for the Real Estate Fund, .70% for the Balanced Fund, 50% for the Fixed Income Fund, .50% for the
                  Intermediate Government Fixed Income Fund, .48% for the Tax-Exempt Fixed Income

 ..........................

 INVESTMENT
 ADVISOR

 An investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, exe-cutes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ..........................


                 Fund, .80% for the Tax-Exempt Fixed Income Fund, .80% for the International Fixed Income Fund, .20% for the Government Money Market Fund, .19% for the Tax-Exempt Money Market Fund, .20% for the Treasury Money Market Fund and .20% for the Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end. The Latin America Equity Fund and the Real Estate Fund had not offered Investor Shares to the public at fiscal year end. The Funds may execute brokerage or other agency transactions through an affiliate of the Advisor for which the affiliate receives compensation.
                    ABN AMRO Asset Management (USA) Inc. was organized in
                 March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1997, total assets under management by the
                 Advisor were approximately $5.8 billion.    The Advisor is a
                 direct, wholly-owned subsidiary of ABN AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.
                    Jac A. Cerney, Senior Vice President of the Advisor, has
                 served as portfolio manager for the Value Fund and the equity portion of the Balanced Fund since their inception. Mr.
                 Cerney has been associated with the Advisor and its predecessor since April, 1990 as a portfolio manager.
                    Keith Dibble, Senior Vice President of the Advisor, has
                 served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987 as a portfolio manager.
                    Nancy Droppelman, CPA, has served as portfolio manager of
                 the Real Estate Fund since its inception. Ms. Droppelman has been associated with the Advisor since January 1997 as a portfolio manager. Prior to joining the Advisor, Ms. Droppelman served as a real estate analyst with Edward Jones from January, 1995 to December, 1996, and served as a senior financial analyst and development accounting manager with
                 Center Mart Properties from November 1988 to January 1995.
                    Marc G. Borghans, Vice President of the Advisor, has
                 served as co-manager of the Small Cap Fund since March, 1997 and portfolio manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988 as a portfolio manager.
                    Mark W. Karstrom, Senior Vice President of the Advisor,
                 has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in

                  August 1996 as a portfolio manager. He served as a Vice President, Portfolio Manager with Norwest Investment Management and Trust and a predecessor firm from May, 1985 to July, 1996.
                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund from September, 1996 to April, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995 as a portfolio manager. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.
                     Phillip P. Mierzwa, Vice President of the Advisor, has
                  served as co-manager of the Tax-Exempt Fixed Income Fund and Tax-Exempt Money Market Fund since April, 1997. He has been associated with the Advisor or its affiliates since February, 1990 as a portfolio manager and a trader.
                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997 as a portfolio manager. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.
                     Karen Van Cleave, Senior Vice President of the Advisor,
                  has served as co-manager of the Tax-Exempt Money Market Fund and portfolio manager of the Money Market Fund, Treasury Money Market Fund and Government Money Market Fund since January 1994. Ms. Van Cleave joined the Advisor in January 1994 as a portfolio manager. Prior to 1994, Ms. Van Cleave was a Vice President/Portfolio Manager at Chemical Investment Group, Ltd. for three years.

THE SUB-ADVISOR ________________________________________________________________
                  ABN AMRO-NSM International Funds Management B.V., Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment Sub-Advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America
                  Equity Fund pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. As of December 31, 1997, the Sub-Advisor had approximately $955 million under management, and manages two non-U.S.
                  investment companies.
                     Wypke Postma, fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity
                  Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984 as a portfolio manager.

                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988 as a portfolio manager. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987 as a portfolio manager.
                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.
                     Luiz M. Ribeiro, Jr. has served as the portfolio manager
                  of the Latin America Equity Fund since November, 1997. Mr. Ribeiro has worked in various investment management positions with ABN AMRO and/or its affiliates since 1994. From March, 1990 to June, 1993, he served with the trading desk of Dibran DTVM Ltd.
                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1997. As of fiscal year end, the TransEurope Fund had not commenced operations and the Latin America Equity Fund had not offered Investor Shares to the public.

THE ADMINISTRATOR ______________________________________________________________
                  First Data Investor Services Group, Inc. provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of each Fund.

THE TRANSFERAGENT ______________________________________________________________
                  First Data Investor Services Group, Inc., 4400 Computer
                  Drive, Westborough, MA 01581, serves as the Transfer Agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

DISTRIBUTION AND SHAREHOLDER SERVICING _________________________________________
                  First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581 and the Trust are parties to a distribution agreement (the "Distribution Agreement").
                     The Funds have adopted a distribution plan (the
                  "Distribution Plan") and a shareholder servicing plan (the "Shareholder Servicing Plan") under which firms, including the Distributor, may provide shareholder and administrative services to Investor Shares shareholders for compensation. Under each plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor.
                     Under the Distribution Plan, the Trust pays a fee of .25%
                  of the average daily net assets of Investor Shares to the Distributor as compensation for its services. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Distribution Plan is characterized as a compensation plan since the distribution fee is paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.
                     Under the Shareholder Servicing Plan, the Trust pays a
                  fee of .25% of the average daily net assets of the Investor Shares to the Distributor in exchange for the Distributor
                  (or its agent's) efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided or investment, and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses.
                     It is possible that an institution may offer different
                  classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.
                     The Trust also offers Common Shares, which are sold
                  without a 12b-1 fee or shareholder servicing fee, primarily to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms. For more information about Common Shares, you may call 1-800-433-4725.

PERFORMANCE ____________________________________________________________________
THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield
                  of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-
                  Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money
                  Market Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A
                  Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     A Fund may quote various measures of volatility and
                  benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                     Additional performance information is set forth in the
                  1997 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                     Except for the Small Cap Growth, Balanced, Intermediate
                  Government Fixed Income, Fixed Income, Tax Exempt Fixed
                  Income and International Fixed Income Funds, it is expected that the portfolio turnover rate normally will not exceed
                  100% for any Fund. A portfolio turnover rate would exceed
                  100% if all of its securities exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements and by requirements which enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% or more will result in higher transaction costs and may result in additional tax consequences for shareholders. You will find portfolio turnover rates for each Fund (except the Money
                  Market Funds) in the "Financial Highlights" section of this Prospectus.
                     The performance of Common Shares normally will be higher
                  than that of Investor Shares because of the additional distribution and shareholder services expenses charged to Investor Shares.

TAXES __________________________________________________________________________
                  The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be
                  changed by legislative, judicial, or administrative action.
                  No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of a
                  Fund or its shareholders. In addition, state and local tax consequences on an investment in a Fund may differ from the
                  Federal income tax consequences described below.
                  Accordingly, you are urged to consult your tax advisor
                  regarding specific questions as to federal, state, and local income taxes. Additional information concerning taxes is set forth in the SAI.
Tax Status of     Each Fund is treated as a separate entity for Federal income
the Funds         tax purposes and is not combined with the other Funds. Each
                  Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

 ..........................

 TAXES

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.
 ..........................

 ..........................

 DISTRIBUTIONS


 The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains are generally produced when investments are sold for more than the original purchase price.
 ..........................

Tax Status of    Each Fund will distribute substantially all of its net
Distributions    investment income (including, for this purpose, net short-term capital gain) to shareholders. Distributions from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long the you have held shares and regardless of whether the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.
                    Certain securities purchased by a Fund (such as STRIPS, TRs,
                 TIGRs and CATS, defined in "Description of Permitted
                 Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments.
                 A Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to shareholders, a Fund may have to sell portfolio securities to distribute such income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
                    Income received on U.S. obligations is exempt from tax at
                 the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
                    Dividends declared by a Fund in October, November or
                 December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following
                 January.
                    Each Fund intends to make sufficient capital gains
                 distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

                     Investment income received by a Fund from sources within
                  foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each exchange or redemption (sale) of Fund shares is a
                  taxable event to you.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US ________________________________________________________________________
Minimum           The minimum initial investment in the Investor Shares is
Investment        $2,000, which may be waived at the Distributor's discretion.
                  All subsequent investments must be at least $100. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term movements. Consequently, the Trust reserves the right to reject a purchase order for Investor Shares when
                  the Trust or the Transfer Agent determines that it is not in the best interests of the Trust or its shareholders to
                  accept such order.
                     Your Intermediary may impose its own minimum initial and
                  subsequent investment requirements. You should contact your
                  Intermediary for information about any such requirements.
Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, each Fund reserves the right to redeem your
Balance           shares, at net asset value, if, because of redemptions of
                  shares by or on your behalf, your account in any Fund has a value of less than $2,000, the minimum initial purchase
                  amount. Accordingly, if you purchase shares of any Fund in only the minimum investment amount you may be subject to
                  such involuntary redemption if you thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to you, you will be
                  given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount that will increase the value of the account to at least $2,000.
                  See "Purchase and Redemption of Shares" in the SAI for
                  examples of when your right of redemption may be suspended.
                     Your Intermediary also may have requirements for
                  maintaining a minimum account balance. You should contact
                  your Intermediary for information about any such
                  requirements.
Net Asset Value   The net asset value per share of the Money Market Funds is calculated as of 5:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the close of regular trading on
                  the New York Stock Exchange (normally 4:00 p.m. Eastern
                  time) each Business Day.
How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money
                  Market Funds will be valued using the amortized cost method described in the SAI. The Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL
INFORMATION
           ---------------------------------------------------------------------
The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992, October 20, 1992 and April 27,
                  1998. The Declaration of Trust permits the Trust to offer shares of separate funds and different classes of each fund.
                  The Trust consists of the following funds: Money Market
                  Fund, Government Money Market Fund, Treasury Money Market
                  Fund, Tax-Exempt Money Market Fund, Fixed Income Fund,
                  Intermediate Government Fixed Income Fund, Tax-Exempt Fixed
                  Income Fund, International Fixed Income Fund, Limited
                  Volatility Fixed Income Fund, Latin America Equity Fund,
                  Real Estate Fund, Value Fund, Growth Fund, Small Cap Growth
                  Fund (formerly, the "Small Cap Fund"), International Equity
                  Fund, TransEurope Fund, Asian Tigers Fund and Balanced Fund.
                  All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that fund, and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. As of December 31, 1997, the Limited Volatility Fixed
                  Income Fund and TransEurope Fund had not commenced operations. Generally, each Fund has two classes of shares:
                  Common Shares and Investor Shares. Each class has its own expense structure and other characteristics. Common Shares are offered through a separate prospectus. Currently, Investor Shares of the Latin America Equity Fund are not available for purchase.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and other services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings but such meetings will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

Shareholder       Shareholder inquiries should be directed to the Administrator,
Inquiries         4400 Computer Drive, Westborough, Massachusetts, 01581, at 1-
                  800-443-4725.

Dividends         Substantially all of the net investment income (not
                  including net capital gains) of the Value, Growth, Small
                  Cap, Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income, Real Estate and Limited
                  Volatility Fixed Income Funds is distributed on a monthly basis, and that of the International Equity, Latin America
                  Equity, TransEurope, Asian Tigers and International Fixed
                  Income Funds is distributed on an annual basis. Shareholders who own shares at the close of business on the record date will be entitled to receive the distribution. Currently, capital gains of the Funds, if any, will be distributed at least annually.

                     The net investment income (not including net capital
                  gains) of each of the Money Market Funds is declared daily and distributed monthly. Currently, net capital gains of the Funds, if any, will be distributed at least annually.

                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                     The Trust believes that as of April 1, 1998, affiliates
                  of the Advisor owned of record or beneficially, substantially all of the Investor Shares of the Money Market and Tax-Exempt Money Market Funds. As a consequence, these affiliates may be deemed to "control" these Funds within the meaning of the 1940 Act.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors          Ernst & Young LLP serves as independent auditors of the
                  Trust.

Custodian         The Chase Manhattan Bank, 270 Park Avenue, New York, New
                  York 10017, acts as custodian of the Trust. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS
            --------------------------------------------------------------------
                  The following is a description of certain of the permitted investments and risk factors for the Funds:

ADRs,             A Fund may invest in depositary receipts and other similar
Continental       instruments, such as ADRs, CDRs, EDRs & GDRs. ADRs are
Depositary        securities, typically issued by a U.S. financial institution
Receipts          (a "depositary"), that evidence ownership interests in a
("CDRs"),         security or a pool of securities issued by a foreign issuer
European          and deposited with the depositary. EDRs, which are sometimes
Depositary        referred to as CDRs, are securities, typically issued by a
Receipts          non-U.S. financial institution, that evidence ownership
("EDRs") and      interests in a security or a pool of securities issued by
Global            either a U.S. or foreign issuer. GDRs are issued globally
Depositary        and evidence a similar ownership arrangement. Generally,
Receipts          ADRs are designed for trading in the U.S. securities market.
("GDRs")          EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.
                  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts         institutions. Pursuant to such contracts, a Fund makes cash
("BICs")          contributions to a deposit fund of the general account of
                  the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, BICs are considered to be illiquid investments.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.

                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Equity            Equity securities include common stocks, common stock
Securities        equivalents, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, sponsored and unsponsored depositary receipts
                  (e.g., ADRs), REITs, and equity securities of closed-end investment companies.

Fixed Income      Fixed income securities are debt obligations issued by
Securities        corporations, municipalities and other borrowers.
Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.

                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.

                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or liquid assets known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

                     In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid assets, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

                     There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange;
                  and (5) government regulations may restrict trading in futures contracts and futures options.

Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, GICs are considered to be illiquid investments.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 days at approximately the price at which they
                  are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Investment        Investments in shares of open-end and closed-end funds
Company Shares    investment companies may result in the layering of expenses.
                  Since such investment companies pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying companies with respect to Fund assets invested therein.

Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.
                  Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

Master Limited    Master limited partnerships are public limited partnerships
Partnerships      composed of (i) assets spun off from corporations or (ii)
                  private limited partnerships. Master limited partnerships are formed by reorganizing corporate assets or private partnerships as public limited partnerships combining various investment objectives. Interests in master limited partnerships are represented by depositary receipts traded in the secondary market. Because limited partners have no active role in management, the safety of a limited partner's investment in a master limited partnership depends upon the management ability of the general partner.

Money Market      Money market instruments include certificates of deposit,
Instruments       commercial paper, bankers' acceptances, Treasury bills, time deposits, repurchase agreements and shares of money market funds.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages.

                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.

                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.

                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African Development Bank, European Economic
                  Community, European Investment Bank and Nordic Investment
                  Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Options A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid assets in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid assets with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risks associated with options transactions include: (1)
                  the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and
                  (4) while a Fund receives a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

Receipts Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS").

REITs REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs own real estate itself, but primarily invest their assets directly in real estate and derive their income mainly from rent and capital gains from sale of property. Mortgage REITs make loans to provide capital to real estate owners and buyers, primarily invest their assets in real estate mortgages and derive their income mainly from interest payments. Hybrid REITs combine the features of Equity and Mortgage REITs.

                     A REIT does not pay corporate income tax if it meets
                  regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute at least 95% of its taxable income for each taxable year.

Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under rules adopted by the SEC. Under
Money Market      SEC rules, money market funds may acquire only obligations
Funds             that present minimal credit risks and that are "eligible
                  securities," which generally means they are rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in one of the two short-term rating categories or, if unrated, determined to be of comparable quality. First tier securities are securities that are rated by at least two NRSROs (one if it is the only organization rating such securities) or an unrated security determined to be of comparable quality.
                  Second tier securities are eligible securities that do not qualify as first tier securities. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, no more than the greater of 1% of the Fund's total assets or $1 million may be invested in second tier securities of any one issuer.

Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.

Rights Rights are instruments giving shareholders the right to purchase shares of newly issued common stock below the public offering price before they are offered to the public.

Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S.
                  Government or its agencies equal at all times to 100% of the market value plus accrued interest of the loaned securities.
                  Collateral is marked to market daily. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral in U.S. Government securities.
                  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Securities of     Foreign securities may be U.S. dollar denominated or non-
Foreign Issuers   U.S. dollar denominated obligations or securities of foreign issuers, including obligations of foreign branches of U.S.
                  banks and of foreign banks, including European time deposits, Canadian time deposits, Yankee certificates of deposit, depositary receipts, and investments in Canadian commercial paper, foreign securities and Europaper.

Sovereign Debt    Sovereign debt securities are debt securities issued by
Securities        various foreign governmental issuers. Investing in fixed and floating rate foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other International agencies.

                     The ability of a foreign sovereign obligor to make timely
                  payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports would be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service it external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned to the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitment to lend funds which may further impair the obligor's ability or willingness to timely service its debts.

Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium has the effect of reducing the yield otherwise payable on the underlying security.

Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.

                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury, as well as separately traded
                  interest and principal component parts of such obligations, known as "Separately Traded Registered Interest and
                  Principal Securities" ("STRIPS"), that are transferable through the Federal book-entry system.

Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price usually higher than the market price at the time of issuance during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with cash or liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

                                ABN AMRO FUNDS
                       (FORMERLY, THE "REMBRANDT FUNDS")
                              INVESTMENT ADVISOR:
                     ABN AMRO ASSET MANAGEMENT (USA) INC.



This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of ABN AMRO Funds (the "Trust") and should be read in conjunction with the appropriate prospectus. The Trust has two prospectuses dated April 30, 1998. One prospectus relates to Common Shares of the funds and the other relates to Investor Shares of the funds. Prospectuses may be obtained by writing to First Data Distributors, Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, or by calling 1-800-443-4725.


                               TABLE OF CONTENTS


THE TRUST.............................................................   2
DESCRIPTION OF PERMITTED INVESTMENTS..................................   2
INVESTMENT LIMITATIONS................................................  16
NON-FUNDAMENTAL POLICY................................................  17
THE ADVISOR...........................................................  17
THE SUB-ADVISOR.......................................................  19
THE ADMINISTRATOR.....................................................  20
DISTRIBUTION AND SHAREHOLDER SERVICING................................  21
TRUSTEES AND OFFICERS OF THE TRUST....................................  24
COMPUTATION OF YIELD..................................................  27
CALCULATION OF TOTAL RETURN...........................................  30
PURCHASE AND REDEMPTION OF SHARES.....................................  33
DETERMINATION OF NET ASSET VALUE......................................  33
TAXES.................................................................  35
PORTFOLIO TRANSACTIONS................................................  38
TRADING PRACTICES AND BROKERAGE.......................................  39
DESCRIPTION OF SHARES.................................................  43
SHAREHOLDER LIABILITY.................................................  44
5% AND 25% SHAREHOLDERS...............................................  44
LIMITATION OF TRUSTEES' LIABILITY.....................................  48
YEAR 2000.............................................................  48
FINANCIAL STATEMENTS..................................................  49
APPENDIX.............................................................. A-1


APRIL 30, 1998

REM-F-007-07

THE TRUST


ABN AMRO Funds (formerly, Rembrandt Funds) is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated September 17, 1992. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares of each fund. Generally, investors may purchase shares through two separate classes, Common Shares and the Investor Shares, which provide for variations in distribution costs and other expenses. Except for these differences between Common Shares and Investor Shares, each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This Statement of Additional Information relates to the following funds: Value Fund, Growth Fund, International Equity Fund, Small Cap Growth Fund (formerly, the Small Cap Fund), Asian Tigers Fund, TransEurope Fund, Latin America Equity Fund, Real Estate Fund (collectively, the "Equity Funds"), Balanced Fund (the "Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Money Market Fund, Government Money Market Fund, Treasury Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds" and together with the Equity, Balanced, and Fixed Income Funds, the "Funds").


DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES


Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.



Principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holder of the asset-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BORROWING


Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to an outstanding borrowing resulting in additional transaction costs. In addition, liquidating portfolio securities may generate capital gains, which will be distributed to shareholders as taxable income or capital gains. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.

BRADY BONDS


Brady Bonds are a particular type of debt obligation created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. During 1990, the Mexican external debt markets experienced significant changes with the completion of the "Brady Plan" restructurings in those markets. Brady Bonds are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated collateralized Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity. Interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that is typically equal to between 12 and 18 months of interest payments. Payment of interest and (except in the case of principal-collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. The restructurings provided for the exchange of loans and cash for newly issued bonds, Brady Bonds. Brady Bonds generally fall into two categories: collaterized Brady Bonds and bearer Brady Bonds. Both types of Brady Bonds are issued in various currencies, primarily the U.S. dollar. Brady Bonds are actively traded in the over-the-counter secondary market for Latin American debt. U.S. dollar-denominated collaterized bonds, which may be fixed par bonds or floating rate discount bonds, are collaterized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year of rolling interest payments are collaterized by cash or other investments.

DEBT SECURITIES -- RATINGS


The quality standards of debt securities and other obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor promptly reassesses whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund disposes of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.

EURO-DENOMINATED SECURITIES


On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain.



Beginning January 1, 1999, financial transactions and market information including share quotations and company accounts, in participating countries will be in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank
(ECB).



Although it is not possible to predict the impact of the Euro on the Funds, the transition may change the economic environment and behavior of investors, particularly in European markets. In addition, investors may begin to view those countries participating in the EMU as a single entity. The Advisor and Sub-Advisor may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences as a result of currency conversions to the Euro. Until the Euro develops its reputation and the ECB gains experience in managing monetary policy, it will be difficult to predict the strengths and weaknesses of the Euro.


FLOATING RATE NOTES

Floating rate notes normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be rated in the third highest rating category or, in the Advisor's opinion, be of comparable quality. The Advisor monitors the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

FOREIGN SECURITIES


Foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to a Fund may limit the extent of the Fund's investment in companies in those countries.



Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.



Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit a Fund's ability to effectively hedge its investments in such markets.



A Fund may invest in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Fund's assets denominated in those currencies. Foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies, including the U.S. dollar. Further, it may be difficult to reduce a Fund's currency risk through hedging. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.



Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.



Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect a Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, a Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.


In making investment decisions for the Fund, the Advisor evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Advisor's decisions regarding these risks may not be correct or prove to be wise and, generally, any losses resulting from investing in foreign countries will be borne by Fund shareholders.

Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


Eurodollar futures are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.


GNMA CERTIFICATES

GNMA Certificates are securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These secur ities represent ownership in a pool of federally insured mortgage loans. GNMA certificates con sist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be

"passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

INVESTMENT COMPANY SHARES


Under applicable regulations, the Funds are generally prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.



The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit the Funds to invest in shares of the Money Market Funds. Pursuant to this order, each Fund is permitted to invest in shares of the Money Market Funds for cash management purposes, provided that the Advisor and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.



It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies under the Investment Company Act of 1940 ("1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.


MORTGAGE-BACKED SECURITIES


Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds that are secured by a first lien on a pool of single family detached properties). Many

CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and
                    --- ----
principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obliga tion. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


A Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


MUNICIPAL SECURITIES


Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebt edness, demand notes and construction loan notes. A Fund's investments in any of the notes described above is limited to those obligations (i) rated in the highest two rating categories by an NRSRO or (ii) if not rated, of equivalent quality in the Advisor's judgment.


Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Advisor to have essentially the same character istics and quality as bonds rated in the above rating categories. The Advisor may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

OPTIONS

Put and call options may be used by a Fund from time to time as the Advisor deems to be appro priate, except as limited by each Fund's investment restrictions. Options are not be used for speculative purposes. Among the strategies the Advisor may use are: protective puts on stocks owned by a Fund, buying calls on stocks a Fund is attempting to buy and writing covered calls on stocks a Fund owns.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction" -- the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may buy protective put options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of buying the protective put is that if the price of the stock falls during the option period, the Fund may exercise the put and receive the higher exercise price for the stock. However, if the security rises in value, the Fund will have paid a premium for the put which will expire unexercised.

A Fund may buy call options from time to time as the Advisor determines is appropriate in seek ing the Fund's investment objective. The Fund may elect to buy calls on stocks that the Fund is trying to buy. The advantage of the Fund buying the fiduciary call is that if the price of the stock rises during the option period, the Fund may exercise the call and buy the stock for the lower exercise price. If the security falls in value, the Fund will have paid a premium for the call (which will expire worthless) but will be able to buy the stock at a lower price.

A Fund may write covered call options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of writing covered call options is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the under lying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a
                                                        ----
security and simultaneously commits to return the security to the seller (primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditors and required to return the underlying securities to the seller's estate.

RESTRICTED SECURITIES


Restricted securities are securities (including those of foreign issuers) that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Up to 10% of a Fund's assets may consist of restricted securities that are illiquid and the Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities, provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines and procedures developed and established by the Board of Trustees of the Trust. The Board of Trustees will periodically review such procedures and guidelines and will monitor the Advisor's implementation of such procedures and guidelines. Under these procedures and guidelines, the Advisor considers the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades.


SECURITIES LENDING

Securities loaned by a Fund pursuant to an agreement which requires collateral to secure the loan are not made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets (including the value of the collateral) taken at fair market value. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund normally pays lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. Loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use an affiliate of the Advisor as a broker in these transactions.

SHORT SALES

Selling securities short involves selling securities the seller (e.g., a Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund may sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Fund may also maintain short positions in forward currency exchange transactions, in which the Funds agree to exchange currency that does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, the Fund establishes with its custodian a segregated account consisting of cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained.

SOVEREIGN DEBT SECURITIES

Trading in sovereign debt involves a high degree of risk, since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, foreign governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from
the UIT or purchased in the secondary market.   SPDRs are listed on the American
Stock Exchange. A UIT is a type of investment company, so investments in SPDRs are subject to those regulations described above limiting a Fund's acquisition of investment company securities.

The UIT issues SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the compo nent securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabi lities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, depends upon the existence of a secondary market. Upon redemption of a Creation Unit, a Funds receives Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

STANDBY COMMITMENTS OR PUTS

The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally called a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other infor mation as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with
                                                       ----
all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchas ing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to main tain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.


Securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued which are held by the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securi ties, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.


STRIPS

Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Advisor will purchase for Money Market Funds only STRIPS that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.


SWAPS, CAPS, FLOORS AND COLLARS



Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements are covered by setting aside cash or liquid assets in a segregated account. A Fund enters into swaps only with counterparties believed to be creditworthy.



In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.


VARIABLE AMOUNT MASTER DEMAND NOTES


Variable amount master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.


WHEN-ISSUED SECURITIES


The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and the purchaser accrues no interest on the security during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The Funds segregate cash or liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of such commitments. Consequently, the Funds do not use such purchases for leveraging.


INVESTMENT LIMITATIONS

Each Fund has adopted certain investment limitations which, in addition to those limitations in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund's outstanding shares. The term "majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

NO FUND MAY:


1. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of shares of the Fund.



2. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.



3. Borrow money, except that a Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.



4. Purchase or sell real estate or physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).


The foregoing percentages (except for the limitation on illiquid securities below) apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL POLICY

No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all Money Market Funds for which the limit is 10% of net assets).

THE ADVISOR

The Trust and ABN AMRO Asset Management (USA) Inc. (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604 (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the fiscal years ended December 31, 1995, 1996, and 1997, the Funds paid the following advisory fees:


======================================================================================
                        Net Fees Paid                            Fees Waived
                    ------------------------------------------------------------------
     Fund              1995       1996        1997       1995      1996        1997
======================================================================================
Treasury Money       $229,313  $  291,794  $  374,682  $184,294  $235,779   $  301,942
Market Fund
--------------------------------------------------------------------------------------

Government
Money Market
Fund                 $376,824  $  448,001  $  497,187  $      0  $      0   $        0
--------------------------------------------------------------------------------------

Money Market
Fund                 $998,172  $1,138,578  $1,386,860  $647,771  $853,933   $1,040,154
--------------------------------------------------------------------------------------

Tax-Exempt
Money Market
Fund                 $362,794  $  318,245  $  484,301  $289,877  $275,379   $  413,335
--------------------------------------------------------------------------------------

Fixed Income
Fund                 $576,717  $  625,690  $  670,250  $100,132  $125,138   $  134,049
--------------------------------------------------------------------------------------

Intermediate
Government
Fixed Income
Fund                 $419,323  $  334,912  $  268,185  $ 72,093  $ 66,982   $   53,637
--------------------------------------------------------------------------------------

Tax-Exempt
Fixed Income
Fund                 $249,245  $  218,761  $  194,948  $ 64,521  $ 56,636   $   43,866
--------------------------------------------------------------------------------------

International
Fixed Income
Fund                 $139,512  $  140,609  $  136,701  $      0  $      0   $        0
--------------------------------------------------------------------------------------

Limited
Volatility Fixed
Income Fund              *           *           *         *         *            *
--------------------------------------------------------------------------------------

Value Fund           $788,698  $1,170,294  $1,620,699  $      0  $      0   $        0
--------------------------------------------------------------------------------------

Growth Fund          $685,748  $  723,113  $  972,369  $      0  $      0   $        0
--------------------------------------------------------------------------------------

Small Cap
Growth Fund          $163,166  $  235,012  $  319,968  $      0  $      0   $        0
--------------------------------------------------------------------------------------

======================================================================================
                        Net Fees Paid                            Fees Waived
                    ------------------------------------------------------------------
     Fund              1995       1996        1997       1995      1996        1997
======================================================================================
International
Equity Fund          $643,380  $  886,424  $  972,268  $      0  $      0   $        0
--------------------------------------------------------------------------------------

TransEurope
Fund                     *           *           *         *         *            *
--------------------------------------------------------------------------------------

Asian Tigers
Fund                 $211,903  $  312,823  $  393,065  $      0  $      0   $        0
--------------------------------------------------------------------------------------

Latin America
Equity Fund              *     $   44,270  $  259,452      *     $      0   $        0
--------------------------------------------------------------------------------------

Real Estate Fund         *           *     $       57      *         *      $       25
--------------------------------------------------------------------------------------

Balanced Fund        $454,111  $  391,615  $  466,334  $      0  $      0   $        0
======================================================================================


     *    Not in operation during the period.

THE SUB-ADVISOR

The Advisor, on behalf of the Trust, and ABN AMRO-NSM International Funds Management B.V., Foppingadreef 22, Amsterdam, 1000 EA Amsterdam, The Netherlands (the "Sub-Advisor"), have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its or duties thereunder.

The Sub-Advisory Agreement provides that if, for any fiscal year, the Advisor is required, under its Advisory Agreement with the Trust, to reduce its fees for the Fund because of excess expenses, the Sub-Advisor shall reduce its fees by an amount equal to one-half of the amount by which the Advisor reduced its fees.
In addition, from time to time, the Sub-Advisor may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under the Sub-Advisory Agreement.

The continuance of the Sub-Advisory Agreement, after the first year, must be specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Advisor, or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.

THE ADMINISTRATOR


The Trust and First Data Investor Services Group (the "Administrator"), a wholly-owned subsidiary of First Data Corporation, have entered into an administration agreement (the "Administration Agreement") dated March 2, 1998. Under the Administration Agreement: (i) the Administrator is entitled to receive a fee at an annual rate of .15% of the average daily net assets of the Funds;
(ii) the Trust may withhold a portion of this fee in the event that the Administrator fails to perform its duties according to the performance standards as set forth in the Agreement; and (iii) the Trust agreed to pay the Administrator $1,500,000 if the Trust terminates the Agreement within the first year and $750,000 if the Trust terminates the Agreement in the second year.


The Administrator, a Massachusetts corporation, has its principal business offices at 4400 Computer Drive, Westborough, Massachusetts 01581. First Data Corporation and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.


Prior to March 2, 1998, SEI Fund Resources ("SEI") served as the Trust's administrator. SEI, a Delaware business trust, has its principal offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI.


For the fiscal years ended December 31, 1995, 1996, and 1997, the Funds paid the following administrative fees:


==============================================================================
                                                      Net Fees Paid
                                           -----------------------------------
                   Fund                        1995        1996        1997
==============================================================================
Treasury Money Market Fund                   $176,434    $226,103    $135,486
------------------------------------------------------------------------------

Government Money Market Fund                 $282,618    $336,001    $176,620
------------------------------------------------------------------------------

Money Market Fund                            $647,771    $853,933    $435,763
------------------------------------------------------------------------------

Tax-Exempt Money Market Fund                 $277,850    $254,410    $180,324
------------------------------------------------------------------------------

Fixed Income Fund                            $159,185    $187,707    $201,074
------------------------------------------------------------------------------

Intermediate Government Fixed Income Fund    $113,044    $100,473    $ 80,456
------------------------------------------------------------------------------

Tax-Exempt Fixed Income Fund                 $ 78,442    $ 68,849    $ 59,704
------------------------------------------------------------------------------

International Fixed Income Fund              $ 26,158    $ 26,364    $ 25,631
------------------------------------------------------------------------------

==============================================================================
                                                     Net Fees Paid
                                           -----------------------------------
                   Fund                        1995      1996      1997
==============================================================================
Limited Volatility Fixed Income Fund             *         *         *
------------------------------------------------------------------------------

Value Fund                                   $147,881  $219,430  $303,868
------------------------------------------------------------------------------

Growth Fund                                  $128,578  $135,584  $182,319
------------------------------------------------------------------------------

Small Cap Growth Fund                        $ 30,713  $ 44,065  $ 59,994
------------------------------------------------------------------------------

International Equity Fund                    $  6,507  $132,965  $145,840
------------------------------------------------------------------------------

TransEurope Fund                                 *         *         *
------------------------------------------------------------------------------

Asian Tigers Fund                            $ 31,786  $ 46,924  $ 58,960
------------------------------------------------------------------------------

Latin America Equity Fund                        *     $  6,640  $ 38,918
------------------------------------------------------------------------------

Real Estate Fund                                 *         *     $     12
------------------------------------------------------------------------------

Balanced Fund                                $ 97,310  $ 83,917  $ 99,929
=========================================================================


* Not in operation during the period.

DISTRIBUTION AND SHAREHOLDER SERVICING


First Data Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, Massachusetts 01581, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated March 2, 1998. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.


RULE 12B-1 PLAN


The Trust has adopted a distribution plan for the Investor Shares of each Fund (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Distribution Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund requires the approval of that Fund's shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.


The Distribution Plan provides for payments to the Distributor at an annual rate of .25% of the Investor Shares average daily net assets. This ongoing distribution fee is calculated on each Fund's aggregate average daily net assets attributable to its Investor Shares. The Distribution Plan is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.



Prior to March 2, 1998, Rembrandt Financial Services Company ("RFS"), Oaks, Pennsylvania 19456, served as the Trust's distributor. RFS is a wholly-owned subsidiary of SEI Financial Services Company.


For the fiscal year ended December 31, 1997, the Funds paid the following amounts pursuant to the Distribution Plan:


==============================================================================
                                             Distribution Amount Paid
                   Fund                                1997
------------------------------------------------------------------------------
Treasury Money Market Fund                           $19,886
------------------------------------------------------------------------------

Government Money Market Fund                         $14,542
------------------------------------------------------------------------------

Money Market Fund                                    $ 4,950
------------------------------------------------------------------------------

Tax-Exempt Money Market Fund                         $ 7,474
------------------------------------------------------------------------------

Fixed Income Fund                                    $ 1,086
------------------------------------------------------------------------------

Intermediate Government Fixed Income Fund            $   325
------------------------------------------------------------------------------

Tax-Exempt Fixed Income Fund                         $ 1,437
------------------------------------------------------------------------------

International Fixed Income Fund                      $   211
------------------------------------------------------------------------------

Limited Volatility Fixed Income Fund                    *
------------------------------------------------------------------------------

Value Fund                                           $ 4,457
------------------------------------------------------------------------------

Growth Fund                                          $ 8,416
------------------------------------------------------------------------------

==============================================================================
                                             Distribution Amount Paid
                   Fund                                1997
------------------------------------------------------------------------------
Small Cap Growth Fund                                $ 1,413
------------------------------------------------------------------------------

International Equity Fund                            $ 3,666
------------------------------------------------------------------------------

TransEurope Fund                                        *
------------------------------------------------------------------------------

Real Estate Fund                                        *
------------------------------------------------------------------------------

Asian Tigers Fund                                    $ 1,920
------------------------------------------------------------------------------

Latin America Equity Fund                               *
------------------------------------------------------------------------------

Balanced Fund                                        $ 9,810
==============================================================================


*  Not in operation during the period.


The distribution-related services that may be provided under the Distribution Plan include: incremental printing costs for reports, prospectuses, notices and similar materials; advertising; cost of preparing, printing, and distributing literature used in connection with the offering of shares; and expenses incurred in the promotion and sale of shares. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.


Except to the extent that the Administrator or Advisor benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no "interested person" of the Trust or any Trustee of the Trust who is not an "interested person" of the Trust had a direct or indirect financial interest in the operation of the Distribution Plan or related agreements.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Investor Shares of each Fund (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRANSFER AGENT


The Trust and First Data Investor Services Group (the "Transfer Agent"), a wholly-owned subsidiary of First Data Corporation, have entered into a transfer agency agreement (the "Transfer Agency Agreement") dated May 11, 1998. Under the Transfer Agency Agreement, the Transfer Agent is entitled to receive fees for its services, which may be reduced in the event that the Transfer Agent fails to meet certain performance standards set forth in the Agreement. Under the Agreement, the Trust agreed to pay the Transfer Agent $1,500,000 if the Trust terminates the Agreement within the first year and $750,000 if it terminates the Agreement during the second year.


TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.


ARNOLD F. BROOKSTONE (4/8/30) -- Trustee -- 950 N. Michigan Avenue, Chicago, Illinois 60611. Retired. Executive Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation, 1991-1995. Senior Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation since 1981. Prior thereto, Mr. Brookstone held various other executive positions with Stone Container Corporation since 1973.


WILLIAM T. SIMPSON (7/26/27) -- Trustee -- 1318 Navajo Court, Louisville, Kentucky. Consultant, PNC Bank of Kentucky (formerly Citizens Fidelity Bank and Trust company) (a state chartered bank) since 1992. Senior Vice President, PNC Bank of Kentucky 1973-1992.

ROBERT FIETLER (11/19/30) -- Trustee -- 179 East Lake Shore Drive, Chicago, Illinois 60601. Chairman of Executive Committee, Board of Directors, Weyco Group, Inc., since 1996. President and Director, Weyco Group, Inc., 1968-1996.


JOHN A. WING* (11/9/35) -- Trustee and Chairman**-- 208 South LaSalle Street, Chicago, Illinois 60604. Chief Executive Officer, ABN AMRO Chicago Corp. since January 1, 1997. Prior thereto, Chief Executive Officer, Chicago Corporation since 1981.



TIMOTHY J. LEACH (2/28/55) -- President and Chief Executive Officer** -- ABN AMRO Asset Management (USA) Inc., 208 S. LaSalle Street, Chicago, Illinois 60604. Since February 1998, President, Chief Executive Officer and Director. President and Chief Investment Officer of Qualivest Capital Management, Inc., March 1994 - February 1998. Vice President, Manager of Wells Fargo Bank, N.A., April 1987 - February 1994.

RICHARD A. FRODSHAM (3/23/40) -- Executive Vice President** -- ABN AMRO Asset Management (USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since October 1997, Executive Vice President and Director of Marketing and Administration. President of LaSalle Street Capital Management, Ltd., January 1997 - September 1997. Senior Vice President of ABN AMRO Incorporated (formerly, ABN AMRO Chicago Corporation, formerly, The Chicago Corporation), January 1994 - Present. Vice President of Certus Financial Corporation, June 1993 - December 1993. Self-employed as a broker/owner in real estate and property management, March 1992 - May 1993.



CHARLES KLIMKOWSKI (9/15/35) -- Vice President** -- ABN AMRO Asset Management
(USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since October 1997, Executive Vice President. Senior Vice President of ABN AMRO Incorporated (formerly, ABN AMRO Chicago Corporation, formerly, The Chicago Corporation), October 1980 -Present.



MICHAEL T. CASTINO (12/9/64) -- Vice President** -- ABN AMRO Asset Management
(USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since July 1997, Vice President, Fund Marketing. Assistant Vice President, Rembrandt Product Manager of LaSalle National Bank (formerly, LaSalle National Trust, N.A.), mid-1995 - July 1997. Director of Fund Marketing, Kemper Financial Services, Inc., 1991 - mid-1995.



MARTHA CLEMONS (8/10/62) -- Vice President and Secretary** -- ABN AMRO Asset Management (USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since February 1998, Vice President, Chief Counsel. Attorney, Securities and Exchange Commission, August 1991 - January 1998.



LAURIE LYNCH (8/3/61) -- Vice President** -- ABN AMRO Asset Management (USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since August 1997, Marketing Associate, Fund Marketing (formerly, LaSalle Street Capital Management, Ltd.). Executive Assistant, LaSalle Street Capital Management, Ltd., April 1996 - August 1997. Municipal Underwriting Assistant, Fidelity Capital Markets, August 1994 - April 1996. Office Administrator, The Choice for Staffing, mid-1992 - August 1994.



KATHRYN L. MARTIN (10/23/57) -- Vice President** -- ABN AMRO Asset Management
(USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since March 1998, Senior Vice President, Director of Compliance. Vice President, ABN AMRO Asset Management (USA) Inc. (formerly, LaSalle Street Capital Management, Ltd.), June 1995 - March 1998. Assistant Vice President, LaSalle Street Capital Management, Ltd. (formerly, Chemical Investment Group), October 1989 - June 1995.



ANN WEIS (2/5/62) -- Vice President** -- ABN AMRO Asset Management (USA) Inc., 208 S. LASALLE Street, Chicago, Illinois 60604. Since December 1997, Vice President, Chief of Administration. Assistant Vice President, ABN AMRO Asset Management (USA) Inc.

(formerly, LaSalle Street Capital Management, Ltd.), February 1997 - December 1997. From September 1981 to February 1997, she held accounting and operations positions at LaSalle Street Capital Management, Ltd.



JULIE TEDESCO (4/30/57) -- Vice President and Assistant Secretary -- First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. Since May 1994, Counsel to Investor Services Group. From July 1992 to May 1994, Assistant Vice President and Counsel of The Boston Company Advisors, Inc.



TERESA HAMLIN (12/9/63) -- Vice President and Assistant Secretary -- First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. Since 1995, Counsel to Investor Services Group. Prior to that time, she was a paralegal manager with The Boston Company Advisors, Inc.



JOHN J. BURKE, III (9/11/64) -- Vice President and Treasurer -- Since 1991, Vice President of Fund Accounting and Portfolio Valuation Group. Prior to 1991, Mr. Burke was a management associate with Fidelity Investments.



JYLANNE DUNNE (5/22/60) -- Vice President and Assistant Treasurer -- First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. Since 1994, Vice-President of Client Services.



DIANA TARNOW (11/16/62) -- Vice President and Assistant Treasurer -- First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. Since 1997, Vice President for Investor Services Group's Treasury Department. Prior to that time, she was Vice President of Financial Reporting and Tax. From 1989 to 1994, Ms. Tarnow served as Vice President of Financial Reporting and Tax with The Boston Company Advisors, Inc.



THERESE HOGAN (2/27/62) -- Vice President and Assistant Treasurer -- First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. Since June 1994, Manager (State Regulation) of Investor Services Group. From October 1993 to June 1994, Senior Legal Assistant at Palmer & Dodge, Boston, Massachusetts. For more than eight years prior thereto, a paralegal at Robinson & Cole in Hartford, Connecticut.



JOHN H. GRADY, JR. (6/1/61) -- Assistant Secretary -- 1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995; Associate, Morgan, Lewis & Bockius LLP, 1993-1995; Associate, Ropes & Gray (law firm), 1988-1993.



RICHARD W. GRANT (10/25/45) -- Assistant Secretary -- 2000 One Logan Square, Philadelphia, Pennsylvania 19103-6993. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1989.

COLEEN D. DINNEEN (12/10/69) -- Assistant Secretary -- Counsel, Mutual Fund Legal Division, First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109 since 1997. Vice-President, Scudder, Stevens & Clark, Inc. (1989-1996).



___________________
*Mr. Wing is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act.
** This person is an "affiliated person" of both the Advisor and the Trust, as the term is defined in the 1940 Act.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

For the fiscal year ended December 31, 1997, the Trustees received the following compensation:

============================================================================================================
                                                                                       Total Compensation
                             Aggregate           Pension or                            from Registrant and
                           Compensation          Retirement           Estimated         Fund Complex Paid
                          From Registrant     Benefits Accrued    Annual Benefits       to Directors for
    Name of Person,       for Fiscal Year    as Part of Fund            Upon           Fiscal Year Ended
       Position              Ended 1997          Expenses             Retirement              1997
------------------------------------------------------------------------------------------------------------
 Arnold F. Brookstone,         $14,000             N/A                   N/A           $14,000 for service
 Trustee                                                                               on one board
------------------------------------------------------------------------------------------------------------
 William T. Simpson,           $14,000             N/A                   N/A           $14,000 for service
 Trustee                                                                               on one board
------------------------------------------------------------------------------------------------------------
 John A. Wing*,                  N/A               N/A                   N/A                 N/A
 Trustee
------------------------------------------------------------------------------------------------------------
 Robert Fietler*,                N/A               N/A                   N/A                 N/A
 Trustee
------------------------------------------------------------------------------------------------------------

_____________________
* Messrs. Wing and Fietler did not serve as Trustees during 1997.

COMPUTATION OF YIELD

From time to time the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (execlusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return +
1)365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Tax Equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

Yield = 2[((a-b)/(cd) + 1)/6/ - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the seven-day period ended December 31, 1997, the end of the Trust's most recent fiscal year, the Money Market Funds' current, effective and tax-equivalent yields were as follows:

============================================================================================
                                                                                     7-Day Tax-
                                                         7-Day        7-Day Tax-     Equivalent
                                                        Effective     Equivalent     Effective
       Fund                 Class       7-Day Yield       Yield         Yield          Yield
==================================================================================================
  Treasury Money           Common           4.75%          4.86%          N/A           N/A
                        --------------------------------------------------------------------------
  Market Fund              Investor         4.50%          4.60%          N/A           N/A
--------------------------------------------------------------------------------------------------
  Government Money         Common           5.45%          5.60%          N/A           N/A
                        --------------------------------------------------------------------------
  Market Fund              Investor         5.13%          5.26%          N/A           N/A
--------------------------------------------------------------------------------------------------
  Money Market Fund        Common           5.41%          5.56%          N/A           N/A
                        --------------------------------------------------------------------------
                           Investor         5.05%          5.18%          N/A           N/A
--------------------------------------------------------------------------------------------------
  Tax-Exempt Money         Common           3.80%          3.63%         6.29%         6.01%
                        --------------------------------------------------------------------------
  Market Fund              Investor         3.55%          3.37%         5.88%         5.58%
==================================================================================================


N/A Not Applicable

Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The Value Fund, Growth Fund, Small Cap Growth Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Latin America Equity Fund, Real Estate Fund and Balanced Fund may also advertise a 30-day yield figure. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment.

For the thirty-day period ended December 31, 1997, the yield for the following Funds were:


===============================================================================
                    Fund                               Class    30-Day Yield
===============================================================================
Fixed Income Fund                                Common             5.62%
                                               --------------------------------
                                                 Investor           5.37%
-------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund        Common             5.20%
                                               --------------------------------
                                                 Investor           4.95%
-------------------------------------------------------------------------------

===============================================================================
             Fund                                     Class     30-Day Yield
===============================================================================
Tax-Exempt Fixed Income Fund                     Common             4.22%
                                               --------------------------------
                                                 Investor           3.97%
-------------------------------------------------------------------------------
International Fixed Income Fund                  Common             3.19%
                                               --------------------------------
                                                 Investor           2.94%
-------------------------------------------------------------------------------
Value Fund                                       Common             1.27%
                                               --------------------------------
                                                 Investor           1.02%
-------------------------------------------------------------------------------
Growth Fund                                      Common              .50%
                                               --------------------------------
                                                 Investor            .23%
-------------------------------------------------------------------------------
Balanced Fund                                    Common             2.27%
                                               --------------------------------
                                                 Investor           2.00%
===============================================================================


* Not in operation at the end of the period.


The 30-day tax equivalent yields for the Tax-Exempt Fixed Income Fund for the period ended December 31, 1997, was 6.99% for the Common Shares and 6.57% for the Investor Shares.


CALCULATION OF TOTAL RETURN

From time to time, the Value Fund, Growth Fund, Small Cap Growth Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Balanced Fund and Real Estate Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Funds from commencement of operations through December 31, 1997, and for the one and three year periods ended December 31, 1997, were as follows:

===========================================================================================================================
                                                                                        Average Annual Total Return
                                                                                -------------------------------------------
              Fund                                    Class                                                    Since
                                                                                    One Year   Five    Ten   Inception
                                                                                               Year    Year
===========================================================================================================================
Treasury Money Market Fund                   Investor-Without sales load /1#/        4.70%      N/A    N/A      4.05%
                                           --------------------------------------------------------------------------------
                                             Common/2/                               4.97%      N/A    N/A      4.24%
---------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                 Investor-Without sales load/3#/         5.05%      N/A    N/A      4.42%
                                           --------------------------------------------------------------------------------
                                             Common/2/                               5.33%      N/A    N/A      4.58%
---------------------------------------------------------------------------------------------------------------------------
Money Market Fund                            Investor-Without sales load/4#/         5.12%      N/A    N/A      4.45%
                                           --------------------------------------------------------------------------------
                                             Common/2/                               5.41%      N/A    N/A      4.63%
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                 Investor-Without sales load/5#/         3.10%      N/A    N/A      2.67%
                                           --------------------------------------------------------------------------------
                                             Common/2/                               3.36%      N/A    N/A      2.90%
---------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                            Investor-With sales load/6#/            8.92%      N/A    N/A      6.28%
                                           --------------------------------------------------------------------------------
                                             Investor-Without sales load/6/           N/A       N/A    N/A       N/A
                                           --------------------------------------------------------------------------------
                                             Common/2/                               9.22%      N/A    N/A      7.05%
---------------------------------------------------------------------------------------------------------------------------
Intermediate Government Fixed                Investor-With sales load/7#/            7.66%      N/A    N/A      4.93%
                                           --------------------------------------------------------------------------------
Income Fund                                  Investor-Without sales load/7/           N/A       N/A    N/A       N/A
                                           --------------------------------------------------------------------------------
                                             Common/2/                               7.93%      N/A    N/A      5.57%
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                 Investor-With sales load/8#/            9.11%      N/A    N/A      5.25%
                                           --------------------------------------------------------------------------------
                                             Investor-Without sales load/8/           N/A       N/A    N/A      N/A
                                           --------------------------------------------------------------------------------
                                             Common/2/                               9.36%      N/A    N/A      6.11%
---------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund              Investor-With sales load/9#/             N/A       N/A    N/A       N/A
                                           --------------------------------------------------------------------------------
                                             Investor-Without sales load/9/         -6.16%      N/A    N/A      3.74%
                                           --------------------------------------------------------------------------------
                                             Common/10/                             -5.86%      N/A    N/A      5.91%
---------------------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed Income              Investor-With sales load/#/               *         *      *        *
                                           --------------------------------------------------------------------------------
 Fund                                        Investor-Without sales load               *         *      *        *
                                           --------------------------------------------------------------------------------
                                             Common                                    *         *      *        *
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                Investor-With sales load/8#/           21.80%      N/A    N/A        11.46%
                                           --------------------------------------------------------------------------------
                                             Investor-Without sales load/8/           N/A       N/A    N/A          N/A
                                           --------------------------------------------------------------------------------

=============================================================================================================
                                                                          Average Annual Total Return
                                                                  -------------------------------------------
              Fund                      Class                                                    Since
                                                                      One Year   Five    Ten   Inception
                                                                                 Year    Year
=============================================================================================================
                               Common/2/                              22.10%     N/A     N/A     12.04%
-------------------------------------------------------------------------------------------------------------
Value Fund                     Investor-With sales load/11#/          30.20%     N/A     N/A     16.74%
                             --------------------------------------------------------------------------------
                               Investor-Without sales load/11/          N/A      N/A     N/A       N/A
                             --------------------------------------------------------------------------------
                               Common/2/                              30.49%     N/A     N/A     17.26%
-------------------------------------------------------------------------------------------------------------
Growth Fund                    Investor-With sales load/12#/          23.65%     N/A     N/A     14.59%
                             --------------------------------------------------------------------------------
                               Investor-Without sales load/12/          N/A      N/A     N/A       N/A
                             --------------------------------------------------------------------------------
                               Common/2/                              23.98%     N/A     N/A     15.39%
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund          Investor-With sales load/7#/           15.45%     N/A     N/A     13.55%
                             --------------------------------------------------------------------------------
                               Investor-Without sales load/7/           N/A      N/A     N/A       N/A
                             --------------------------------------------------------------------------------
                               Common/2/                              15.89%     N/A     N/A     12.02%
-------------------------------------------------------------------------------------------------------------
International Equity Fund      Investor-With sales load/7#/             N/A      N/A     N/A       N/A
                             --------------------------------------------------------------------------------
                               Investor-Without sales load/7/          4.28%     N/A     N/A      9.74%
                             --------------------------------------------------------------------------------
                               Common/2/                               4.56%     N/A     N/A     11.38%
-------------------------------------------------------------------------------------------------------------
Asian Tigers Fund              Investor-With sales load/13#/            N/A      N/A     N/A       N/A
                             --------------------------------------------------------------------------------
                               Investor-Without sales load/13/       -36.25%     N/A     N/A     -6.45%
                             --------------------------------------------------------------------------------
                               Common/14/                            -35.98%     N/A     N/A     -6.11%
-------------------------------------------------------------------------------------------------------------
Latin America Equity Fund      Investor-With sales load/#/           *            *       *          *
                             --------------------------------------------------------------------------------
                               Investor-Without sales load           *            *       *          *
                             --------------------------------------------------------------------------------
                               Common                                 35.50%     N/A     N/A     24.23%
-------------------------------------------------------------------------------------------------------------
TransEurope Fund               Investor-With sales load/#/                *       *       *          *
                             --------------------------------------------------------------------------------
                               Investor-Without sales load                *       *       *          *
                             --------------------------------------------------------------------------------
                               Common                                     *       *       *          *
-------------------------------------------------------------------------------------------------------------
Real Estate Fund               Investor-With sales load/#/                *       *       *          *
                             --------------------------------------------------------------------------------
                               Investor-Without sales load                *       *       *          *
                             --------------------------------------------------------------------------------
                               Common/16/                               N/A      N/A     N/A       N/A
==============================================================================================================


N/A  Not Applicable.
*    Not in operation during the period.
/#/ Prior to July 28, 1997, Investor Shares were subject to front-end sales load

_______________
/1/ Commenced operations 3/25/93          /9/  Commenced operations 4/26/93
/2/ Commenced operations 1/4/93           /10/ Commenced operations 2/7/93
/3/ Commenced operations 4/22/93          /11/ Commenced operations 3/26/93
/4/ Commenced operations 3/31/93          /12/ Commenced operations 3/8/93
/5/ Commenced operations 3/24/93          /13/ Commenced operations 1/12/94
/6/ Commenced operations 3/12/93          /14/ Commenced operations 1/3/94
/7/ Commenced operations 4/12/93          /15/ Commenced operations 7/1/96
/8/ Commenced operations 3/9/93           /16/ Commenced operations 12/31/97


PURCHASE AND REDEMPTION OF SHARES


It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges and taxes on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Administrator and/or the Custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

DETERMINATION OF NET ASSET VALUE


The net asset value per share of the Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the total number of outstanding shares. Although the methodology and procedures are identical, the net asset value per share of Common Shares and Investor Shares within the Funds may differ because of the distribution and shareholder servicing expenses charged to Investor Shares.



THE MONEY MARKET FUNDS


Securities of the Treasury Money Market, Government Money Market, Money Market and Tax-Exempt Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of the Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; with holding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each
                             --- ----
share holder's account and to offset each shareholder's pro rata portion of such
                                                        --- ----
loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.


THE EQUITY, BALANCED AND FIXED INCOME FUNDS


The securities of the Equity, Balanced and Fixed Income Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pric-ing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain income tax considerations generally affecting a Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

ALL FUNDS

This discussion of Federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code"), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code.


In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; and (b) diversify its holdings so that: (i) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.


Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the 4% federal excise tax.

It is possible that a Fund may make a distribution in excess of the Fund's current and accumulated earnings and profits. Such a "return of capital" distribution is applied against and reduces the tax basis of your shares. The excess of a return of capital distribution over the tax basis of your shares is treated as gain from a sale of exchange of the shares.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term if the shares have been held for over one year but not for over eighteen months, and short-term if for a year or less. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized by a shareholder will be treated as long-term capital loss to the extent of the long-term capital gain distributions.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


A Fund may sell securities short "against the box." Under certain circumstances, these transactions may be treated as constructive sales, resulting in the recognition of gain to the Fund.


TAX-EXEMPT FUNDS

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Fixed Income Fund or Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a corporate shareholder's federal "environmental" tax liability, a foreign corporate shareholder's federal "branch profits" tax liability, and an S corporation shareholder's federal excess "passive investment income."

Shareholders of the Tax-Exempt Funds should consult their tax advisers to determine whether any portion of the income dividends received from such Funds is considered tax exempt in their particular states.

Issuers of bonds purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Funds to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.


EQUITY AND BALANCED FUNDS (EXCEPT FOR THE INTERNATIONAL FIXED INCOME FUND)



A dividends-received deduction is available to corporations that receive dividends from domestic corporations. Dividends paid by an Equity or Balanced Fund will be eligible for the dividends-received deduction for corporate shareholders to the extent they are derived from dividends from domestic corporations and to the extent that the respective security has been held for at least three months. Shareholders will be advised each year of the portion of ordinary income dividends eligible for the deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which fund paid the dividend. Dividends received from other funds, e.g., Money Market or
                                                         ----
Fixed Income Funds, will not be eligible for the dividends-received deduction.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should verify their state and local tax liability with their tax advisors.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of such Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of such Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

 PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and Sub-Advisor are responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Advisor and Sub-Advisor select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of their judgment of the professional capability of the brokers or dealers to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refer to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the Funds (and any other accounts under management by the Advisor and Sub-Advisor), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and Sub-Advisor in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used exclusively with respect to a fund or account generating the brokerage business.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor and Sub-Advisor may place a combined order for two or more accounts or Funds engaged in the purchase or sale of the same security if, in their judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. It is believed that an ability to participate in volume transactions will generally be beneficial to the accounts and Funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Advisor and Sub-Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may place orders with broker-dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through an affiliate of the Advisor or Sub-Advisor, which is a registered broker-dealer, for commissions in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, an affiliate of the Advisor or Sub-Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional
                                   ----
fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended December 31, 1997, the Funds paid the following brokerage fees:

===========================================================================================================================
                                                                              % of Total         Total
                                              Total $       % of Total of     Brokerage       Commissions        Total $
                               Total $       Amount of       Brokerage      Transactions        Paid to           Amount
                             Amount of       Brokerage      Commissions       Effected       Affiliates in    of Brokerage
                             Brokerage      Commissions       Paid to          Through        Connection       Commissions
           Fund             Commissions       Paid to      Affiliates in     Affiliated          with           Paid for
                            Paid in 1997    Affiliates in      1997          Brokers in       Repurchase        Research
                                               1997                             1997           Agreement         in 1997
                                                                                             Transactions in
                                                                                                  1997
============================================================================================================================
Intermediate
Government Fixed
Income Fund                     $      0       $     0             0%            0%              $    810       $      0
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed
Income Fund                     $      0       $     0             0%            0%              $      0       $      0
----------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund               $      0       $     0             0%            0%              $  1,927       $      0
----------------------------------------------------------------------------------------------------------------------------
International Fixed
Income Fund                     $      0       $     0             0%            0%              $      0       $      0
----------------------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed
Income Fund                            *             *             *             *                      *              *
----------------------------------------------------------------------------------------------------------------------------
Value Fund                      $256,616       $19,358          7.54%            0%              $  3,521       $130,038
----------------------------------------------------------------------------------------------------------------------------
Growth Fund                     $135,230       $     0             0%            0%              $  3,211       $131,546
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
Fund                            $ 77,603       $     0             0%            0%              $    525       $ 55,807
----------------------------------------------------------------------------------------------------------------------------
International Equity
Fund                            $134,578       $     0             0%            0%              $      0       $120,847
----------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund               $178,644       $     0             0%            0%              $      0       $164,984
----------------------------------------------------------------------------------------------------------------------------
TransEurope Fund                       *             *             *             *                      *              *
----------------------------------------------------------------------------------------------------------------------------
Latin America Equity
Fund                            $117,515       $     0             0%            0%              $      0       $ 88,523
----------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                $  4,285       $     0             0%            0%              $      0       $      0
----------------------------------------------------------------------------------------------------------------------------
Balanced Fund                   $ 47,708       $12,801         26.83%            0%              $  1,467       $ 31,259
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money
Market Fund                     $      0       $     0             0%            0%              $      0       $      0
----------------------------------------------------------------------------------------------------------------------------
Money Market Fund               $      0       $     0             0%            0%              $112,277       $      0
----------------------------------------------------------------------------------------------------------------------------
Treasury Money Market
Fund                            $      0       $     0             0%            0%              $      0       $      0
----------------------------------------------------------------------------------------------------------------------------
Government Money
Market Fund                     $      0       $     0             0%            0%              $ 43,587       $      0
============================================================================================================================

     * Not in operation during the period.

     For the fiscal years ended December 31, 1995 and 1996, Funds paid the following brokerage fees:


================================================================================================================
                               Total $ Amount of Brokerage Commissions         Total $ Amount of Brokerage
                                             Paid in                         Commissions Paid to Affiliates in
              Fund                      1995       -     1996                     1995     -       1996
----------------------------------------------------------------------------------------------------------------
Intermediate Government Fixed         $      0          $      0                   $     0       $      0
Income Fund
----------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund          $      0          $      0                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Fixed Income Fund                     $      0          $      0                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
International Fixed Income Fund       $      0          $      0                   $     0       $      0

----------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed Income          *                  *                         *              *
Fund
----------------------------------------------------------------------------------------------------------------
Value Fund                            $125,283          $185,275                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Growth Fund                           $117,644          $ 99,324                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                 $ 73,502          $ 89,340                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
International Equity Fund             $169,608          $ 80,851                   $66,033       $      0
----------------------------------------------------------------------------------------------------------------
Asian Tigers Fund                     $102,905          $109,083                   $24,295       $      0
----------------------------------------------------------------------------------------------------------------
TransEurope Fund                         *                 *                          *              *
----------------------------------------------------------------------------------------------------------------
Latin America Equity Fund                *              $ 38,488                      *          $      0
----------------------------------------------------------------------------------------------------------------
Real Estate Fund                         *                 *                          *              *
----------------------------------------------------------------------------------------------------------------
Balanced Fund                         $ 87,467          $ 37,786                   $   732       $      0
----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund          $      0          $      0                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Money Market Fund                     $      0          $      0                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund            $      0          $      0                   $     0       $      0
----------------------------------------------------------------------------------------------------------------
Government Money Market Fund          $      0          $      0                   $     0       $      0
================================================================================================================


     * Not in operation during the period.


     The broker-dealers who execute transactions on behalf of the Funds and who are affiliates of the Fund's Advisor and Sub-Advisor are brokers in the ABN AMRO International brokerage network. In addition, the Funds executed brokerage trades through SEI Financial Services Company, an affiliate of Rembrandt Financial Services Company and SEI Fund Resources.

A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% or more may result in higher transaction costs and additional taxes.

For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rate for each Fund was:


===============================================================================
                                                      Turnover Rate
          Fund                                      1996           1997
-------------------------------------------------------------------------------
  Value Fund                                           58%           79%
-------------------------------------------------------------------------------
  Growth Fund                                          58%           62%
-------------------------------------------------------------------------------
  Small Cap Growth Fund                               158%          170%
-------------------------------------------------------------------------------
  International Equity Fund                             9%           17%
-------------------------------------------------------------------------------
  TransEurope Fund                                      *             *
-------------------------------------------------------------------------------
  Asian Tigers Fund                                    24%           42%
-------------------------------------------------------------------------------
  Latin America Equity Fund                            10%           45%
-------------------------------------------------------------------------------
  Fixed Income Fund                                   194%          233%
-------------------------------------------------------------------------------
  Intermediate Government Fixed Income Fund           179%          283%
-------------------------------------------------------------------------------
  Tax-Exempt Fixed Income Fund                         98%           54%
-------------------------------------------------------------------------------
  International Fixed Income Fund                      85%           52%
-------------------------------------------------------------------------------
  Limited Volatility Fixed Income Fund                  *             *
-------------------------------------------------------------------------------
  Balanced Fund                                       104%          111%
-------------------------------------------------------------------------------
  Real Estate Fund                                      *             *
===============================================================================


* Not in operation during the period.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro
                                                                           ---
rata share in the net assets of the Funds.  Share holders have no preemptive
----
rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust, under certain circumstances, could be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of share holder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

5% AND 25% SHAREHOLDERS


As of March 31, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Investor Class shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.


                          TREASURY MONEY MARKET FUND


LaSalle National Bank           193,586,550.6500           96.23%
Attn: Demand Note Desk
P.O. Box 1443
Chicago, IL 60690-1443


                         GOVERNMENT MONEY MARKET FUND


LaSalle National Bank        226,222,240.4300              69.11%
Attn: Income Collection
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank         46,191,568.0100              14.11%
P.O. Box 1443
Chicago, IL 60609-1443

ABN AMRO Incorporated         42,561,800.1100  13.00%
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001


                               MONEY MARKET FUND


LaSalle National Bank        822,797,886.5000  86.51%
Attn: Income Collection
P.O. Box 1443
Chicago, IL 60690-1443



ABN AMRO Incorporated        122,494,879.8800  12.88%
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001


                         TAX-EXEMPT MONEY MARKET FUND


LaSalle National Bank        227,915,460.0800  83.87%
P.O. Box 1443
Chicago, IL 60690-1443



ABN AMRO Incorporated         40,397,769.5700  14.87%
Attn: Control Department
208 S. LaSalle St.
Chicago, IL 60604-1001


                               FIXED INCOME FUND


LaSalle National Bank         12,482,344.9740  78.20%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank          3,388,388.7840  21.23%
P.O. Box 1443
Chicago, IL 60609-1443


                   INTERMEDIATE GOVERNMENT FIXED INCOME FUND


LaSalle National Bank.         4,707,178.7690  94.81%
P.O. Box 1443
Chicago, IL 60690-1443

LaSalle National Bank            249,645.7780   5.03%
P.O. Box 1443
Chicago, IL 60690-1443


                         TAX-EXEMPT FIXED INCOME FUND


LaSalle National Bank          3,661,549.5960  98.40%
P.O. Box 1443
Chicago, IL 60690-1443


                        INTERNATIONAL FIXED INCOME FUND


LaSalle National Bank          1,789,528.3510  98.61%
P.O. Box 1443
Chicago, IL 60690-1443


                                   VALUE FUND


LaSalle National Bank         10,357,367.9480  70.60%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank          4,153,682.2470  28.31%
P.O. Box 1443
Chicago, IL 60690-1443


                                  GROWTH FUND


LaSalle National Bank          3,216,234.6960  32.79%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank          6,347,358.4360  64.72%
P.O. Box 1443
Chicago, IL  60690-1443

                             SMALL CAP GROWTH FUND


LaSalle National Bank          3,441,853.4270  91.17%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank            281,361.3190   7.45%
P.O. Box 1443
Chicago, IL 60690-1443


                           INTERNATIONAL EQUITY FUND


LaSalle National Bank          4,086,430.0990  64.87%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank          2,136,029.4510  33.91%
P.O. Box 1443
Chicago, IL 60690-1443


                               ASIAN TIGERS FUND


LaSalle National Bank          4,219,096.6750  79.70%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank            960,073.4740  18.14%
P.O. Box 1443
Chicago, IL 60690-1443


                                 BALANCED FUND


LaSalle National Bank            975,194.6600  15.98%
P.O. Box 1443
Chicago, IL 60690-1443



LaSalle National Bank          4,802,881.8920  78.69%
P.O. Box 1443
Chicago, IL 60690-1443

                           LATIN AMERICA EQUITY FUND


LaSalle National Bank          2,877,243.2770  98.64%
P.O. Box 1443
Chicago, IL 60690-1443


                               REAL ESTATE FUND


ABN AMRO Incorporated            300,963.9840  72.61%
Attn: Bill Thiel
208 S. LaSalle Street
Chicago, IL 60604-1001



ABN AMRO Incorporated             20,774.1050   5.01%
Attn: Mutual Fund Operations
208 S. LaSalle Street
Chicago, IL 60604-1001



ABN AMRO Incorporated             31,156.0880   7.52%
Attn: Mutual Fund Operations
208 S. LaSalle Street
Chicago, IL 60604-1001


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

YEAR 2000


The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process the date January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Funds and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.


FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended December 31, 1997, including notes thereto and the report of Ernst & Young LLP are herein incorporated by reference from the Trust's Annual Report. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+ and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1, the highest rating category, reflect a "satisfactory" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

The rating F-1+ (Exceptionally Strong) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+ the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating category established by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P, Moody's, Fitch, Duff and IBCA.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market. Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.